Registration No. 2-28316

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    Form N-3

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 50
                                       and
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 27


                                    ---------

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                           (Name of Insurance Company)

                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                                 (201) 802-8781
              (Address and telephone number of Insurance Company's
                          principal executive offices)

                                -----------------


                             C. CHRISTOPHER SPRAGUE
                            Assistant General Counsel
                   The Prudential Insurance Company of America
                              213 Washington Street
                                   2nd Floor
                               Newark, N.J. 07102
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                             Christopher E. Palmer
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036


                                   -----------


Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.





It is proposed that this filing will become effective (Check appropriate space):

___ immediately upon filing pursuant to paragraph (b) of Rule 485


___ on ___________ pursuant to paragraph (b) of Rule 485
         (date)


___ 60 days after filing pursuant to paragraph (a)(i) of Rule 485


 X  on May 1, 1997 pursuant to paragraph (a)(i) of the Rule 485
---    -----------
         (date)


___ 75 days after filing pursuant (a)(ii) of Rule 485

___ on ___________ pursuant to paragraph (a)(ii) of Rule 485
         (date)


If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                              CROSS REFERENCE SHEET

Pursuant to Rule 495(a) under the Securities Act of 1933 indicating the location in the Prospectus and Statement of Additional Information called for by the Items of Parts A and B of Form N-3.


                                                                     Heading in Prospectus or Statement
       Item Number and Caption                                       of Additional Information
       -----------------------                                       -------------------------
 1.    Cover Page...............................................     Cover Page
 2.    Definitions..............................................     Glossary of Terms Used in this Prospectus
 3.    Synopsis or Highlights...................................     Summary of Prospectus Information
 4.    Condensed Financial Information..........................     Condensed Financial Information
 5.    General Description of Registrant
        and Insurance Company...................................     Description of The Prudential and VCA-2
 6.    Management...............................................     Description of The Prudential and VCA-2
 7.    Deductions and Expenses..................................     Fee Tables; Charges; The Group Variable Annuity Contracts
 8.    General Description of
        Variable Annuity Contracts..............................     Summary of Prospectus Information; The Group Variable Annuity
                                                                       Contracts, The Accumulation Period; Voting Rights
 9.    Annuity Period...........................................     The Group Variable Annuity Contracts, The Annuity Period
10.    Death Benefit............................................     The Group Variable Annuity Contracts, Death Benefits before an
                                                                       Annuity is Effected
11.    Purchases and Contract Value.............................     Description of The Prudential and VCA-2; Investment Practices
                                                                       of VCA-2, Determination of Asset Value; The Group Variable
                                                                       Annuity Contracts, The Accumulation Period
12.    Redemptions..............................................     The Group Variable Annuity Contracts, Withdrawal (Redemption)
                                                                       of Purchase Payments Prior to Death, Systematic Withdrawal
                                                                       Plan, Texas Optional Retirement Program
13.    Taxes....................................................     Federal Tax Status
14.    Legal Proceedings........................................     Legal Proceedings
15.    Table of Contents of the Statement
        of Additional Information...............................     Table of Contents -- Statement of Additional Information
16.    Cover Page...............................................     Cover Page
17.    Table of Contents........................................     Table of Contents
18.    General Information and History..........................     Not Applicable
19.    Investment Objectives and Policies.......................     Investment Management and Administration of VCA-2
20.    Management...............................................     The VCA-2 Committee




21.    Investment Advisory and Other Services...................     Investment Management and Administration of VCA-2
22.    Brokerage Allocation.....................................     Investment Management and Administration of VCA-2, Portfolio
                                                                       Brokerage and Related Practices
23.    Purchase and Pricing of Securities
        Being Offered...........................................     Not Applicable
24.    Underwriters.............................................     Investment Management and Administration of VCA-2; Sale of
                                                                       Group Variable Annuity Contracts
25.    Calculation of Performance Data..........................     Not Applicable
26.    Annuity Payments.........................................     The Group Variable Annuity Contracts, The Annuity Period
27.    Financial Statements.....................................     Financial Statements of VCA-2; Financial Statements of
                                                                       The Prudential

                                   PROSPECTUS
                                DATED MAY 1, 1997

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

                                 issued through

                                 THE PRUDENTIAL
                           VARIABLE CONTRACT ACCOUNT-2

                     For Persons Eligible For Such Annuities
         In accordance with Section 403(b) of the Internal Revenue Code

-------------------------------------------------------------------------------

The Prudential Variable Contract Account-2 will invest primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.

This Prospectus provides information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1997, which information is incorporated herein by reference, and is available without charge upon written or oral request directed to the address or telephone number shown below. The Table of Contents of the Statement of Additional Information appears on page 23 of this Prospectus.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                   The Prudential Insurance Company of America

                   c/o Prudential Retirement Services
                   30 Scranton Office Park
                   Moosic, PA 18507-1789
                   Telephone 1-800-458-6333

-------------------============================================================

[LOGO]

                                TABLE OF CONTENTS

                                                                            PAGE

GLOSSARY OF TERMS USED IN THIS PROSPECTUS .................................   1
FEE TABLE .................................................................   2
SUMMARY OF PROSPECTUS INFORMATION .........................................   3
CONDENSED FINANCIAL INFORMATION ...........................................   5
DESCRIPTION OF THE PRUDENTIAL AND VCA-2 ...................................   6
INVESTMENT PRACTICES OF VCA-2 .............................................   7
AGREEMENT FOR INVESTMENT MANAGEMENT SERVICES ..............................   9
CHARGES ...................................................................  10
THE GROUP VARIABLE ANNUITY CONTRACTS ......................................  11
  A. The Accumulation Period ..............................................  11
        1. Crediting Accumulation Units; Deduction for Sales
           and Administrative Expenses ....................................  12
        2. Valuation of a Participant's Individual Accumulation Account ...  12
        3. The Accumulation Unit Value ....................................  12
        4. Discontinuance of Purchase Payments ............................  12
        5. Continuance Under Group Contract After Being Employed
           by New Employer ................................................  12
        6. Withdrawal (Redemption) of Purchase Payments Prior to Death ....  12
        7. Systematic Withdrawal Plan .....................................  13
        8. Texas Optional Retirement Program ..............................  14
        9. Death Benefits Before an Annuity is Effected ...................  14
       10. Transfer Payments ..............................................  15
       11. Telephone Requests .............................................  16
       12. Modified Procedures ............................................  16
       13. Exchange Offer with the PMF Funds ..............................  17

  B. The Annuity Period ...................................................  16
        1. Variable Annuity Payments ......................................  16
        2. Electing the Annuity Date and the Form of Annuity ..............  16
        3. Deductions for Taxes on Annuity Considerations .................  17
        4. Available Forms of Variable Annuity ............................  17
        5. The Annuity Unit ...............................................  18
        6. The Annuity Unit Value .........................................  18
        7. The Annuity Unit Change Factor for Any Month ...................  18
        8. Assumed Investment Result ......................................  18
        9. Schedule of Variable Annuity Purchase Rates ....................  19
  C. Assignment ...........................................................  19
  D. Changes in the Group Variable Annuity Contract .......................  19
  E. Periodic Reports .....................................................  20
  F. Participation in Divisible Surplus ...................................  20
FEDERAL TAX STATUS ........................................................  20
VOTING RIGHTS .............................................................  21
OTHER CONTRACTS ON A VARIABLE BASIS .......................................  22
STATE REGULATION ..........................................................  22
LEGAL PROCEEDINGS .........................................................  22
ADDITIONAL INFORMATION ....................................................  22
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION ....................  23

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where necessary.

                    GLOSSARY OF TERMS USED IN THIS PROSPECTUS

ACCUMULATION PERIOD: the period from the date a Participant's VCA-2 account is opened to the date it is applied to provide an annuity or otherwise withdrawn (see page 10).

ACCUMULATION UNIT: a measure used to determine the value of a Participant's VCA-2 account (see page 11).

ACCUMULATION UNIT VALUE: the dollar value of one Accumulation Unit (see page
11).

ANNUITY: a series of payments made each month as long as a person, called the annuitant, is living. In some forms of annuity, payments may continue after the annuitant's death (see page 16).

ANNUITY-CERTAIN: a series of payments for a definite period, not dependent on the length of a person's life (see page 17).

ANNUITY UNIT: a measure used to determine the value of a variable annuity payment (see page 18).

ANNUITY UNIT VALUE: the dollar value of one Annuity Unit (see page 18).

ASSUMED INVESTMENT RESULT: the annual rate of investment result assumed for the purpose of establishing the initial payment under a variable annuity and which is used in determining Annuity Unit Values (see page 18).

CONTRACT: the Group Variable Annuity Contract described in this Prospectus which is a written agreement between Prudential and the Contract-holder which sets forth the rights, duties, and privileges of all parties (see page 10).

CONTRACT-HOLDER: ordinarily the employer of the Participants, but may also be an association representing them or their employers (see page 10).

MORTALITY AND EXPENSE RISKS: the risks Prudential assumes because the amount of variable annuity payments will not be affected by losses Prudential may incur if annuitants live longer than expected, or if actual expenses are higher than expected (see page 10).

PARTICIPANT: a person for whom purchase payments have been made to credit Accumulation Units which remain in his account or have been applied to provide a variable annuity for him (see page 10).

PARTICIPANT'S ACCOUNT, INDIVIDUAL ACCUMULATION ACCOUNT: a record of the number of Accumulation Units credited to a Participant (see page 11).

"PROGRAM"--PRUDENTIAL'S GROUP TAX-DEFERRED ANNUITY PROGRAM: a Contract-holder's program providing for purchase payments under the Contract, a companion fixed-dollar annuity contract or a combination of the two (see page 4).

PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 ("VCA-2" OR THE "ACCOUNT"): the separate account in which the Contracts participate (see page 4).

PURCHASE PAYMENT: money paid under a contract on behalf of a Participant (see pages 10 and 11).

TAX-DEFERRED ANNUITY: an arrangement for deferring Federal income tax on the portion of a person's income which is applied by his employer to the purchase of an annuity, until annuity payments commence (see page 4).

VARIABLE ANNUITY: an annuity whose payments vary with the investment results of VCA-2 (see page 16).

                                    FEE TABLE

The purpose of this table is to assist the Participant in understanding the various charges that a Participant in the Account will bear, whether directly or indirectly. For a more complete description of the various charges, see "Charges" on pages 9 and 10.

                        PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments):    2.5%
Maximum Annual Contract Fee* ......................................        $30

                        ANNUAL ACCOUNT OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment Management Fee .........................................       .125%
Mortality and Expense* ............................................       .375%
                                                                          -----
Total Annual Expenses .............................................       .500%

                                     EXAMPLE

                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                     ------     -------     -------    --------

You would pay the following
expenses on each $1,000
invested assuming a 5% annual
return. You would pay the same
expenses whether you withdraw
from VCA-2, remain as a
Participant in the Account, or
annuitize, at the end of each
time period.

The above example is based on data for the Account's fiscal year ended December 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The example is intended to illustrate the dollar amount of the aggregate of all the expenses, fees and charges shown above, on a cumulative basis over the periods shown, that would be incurred on each $1000 invested. The annual contract fee reflected in the above example is based upon the assumption that the fee is deducted from the VCA-2 contract in the same proportion as the aggregate annual contract fees are deducted from the fixed-dollar or VCA-2 contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.


-----------
*During a participant's annuity period, the annual contract fee is not charged and the mortality and expense charges are not made. See "The Annuity Period" on pages 16 through 19 for further information.

                        SUMMARY OF PROSPECTUS INFORMATION

The Group Variable Annuity Contracts (the "Contracts" or the "Variable Contracts") described in this Prospectus are offered for use by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986 (the "Code" or "Internal Revenue Code"). The Contracts, together with fixed-dollar annuity contracts offered for the same use, but which are not described in this Prospectus, comprise Prudential's Group Tax-Deferred Annuity Program (the "Program"). A person for whom purchase payments have been made under a Contract which remain credited to his account or which have been applied to provide a variable annuity for him is referred to as a "Participant." The following is a summary of information about the Contracts and the rights of Participants. More detailed information can be found in the referenced portions of this Prospectus. A glossary of certain terms used in this Prospectus can be found on page 2.

                                   REGISTRANT

The Prudential Variable Contract Account-2 ("VCA-2" or the "Account") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Description of The Prudential and VCA-2," page 7.

The Prudential Insurance Company of America ("Prudential") is the investment manager of VCA-2, and Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts pursuant to an agreement between Prudential, VCA-2, and PIMS (the "Distribution Agreement"). Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. See "Description of The Prudential and VCA-2," page __.

                              INVESTMENT OBJECTIVE

VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. There is no assurance that this investment objective will be attained. There is no guarantee that the amount available to a person for whom purchase payments have been made will equal or exceed the total purchase payments made on his behalf. The value of the investments held in the Account fluctuates daily and is subject to the risks of changing economic conditions and risks inherent in the selection of investments necessary to meet the Account's objective. See "Investment Practices of VCA-2," page __, and see "Investment Management and Administration of VCA-2" in the Statement of Additional Information.

                                CONTRACTS OFFERED

The Contracts are generally offered pursuant to agreements between certain eligible employers and their employees. Annuities issued pursuant to such agreements are commonly called "tax-deferred annuities," because the Participants enjoy certain federal income tax benefits provided by Section 403(b) of the Internal Revenue Code. A Participant is afforded an opportunity to have his employer set aside funds for the purpose of providing retirement income for him, with federal income tax upon those amounts deferred until the annuity payments commence. The Contracts provide for variable annuity payments to each Participant commencing on a date selected by him. The amounts of these annuity payments will vary with the investment performance of VCA-2. The annuity payments will reflect the investment performance of the Account not only during the period in which the Participant is receiving annuity payments, but also from the time he first becomes a Participant under the Contract until the commencement of those payments. Certain of the rights provided by the Contracts are granted to Participants, while other rights are exercisable by the Contract-holder, usually the employer. See "The Group Variable Annuity Contracts," pages 10 through 20.

                                     CHARGES

A deduction of 2.5% (2.56% of the amount invested) for sales and marketing expenses is made from each Participant's purchase payments. An annual administration charge is made against each Participant's accumulation account in an amount which varies with each Contract, but which is not more than $30 for any accounting year. The sales and administration charges may be reduced in connection with a particular Contract if Prudential estimates that its sales and administrative expenses will be lower or that it will perform fewer sales or administrative services in connection with the Contract. A daily charge is made against each Participant's accumulation account, computed at an effective annual rate of 0.5% (1/2 of 1%), consisting of 0.125% (1/8 of 1%) for investment management services, 0.125% (1/8 of 1%) for assuming mortality risks and 0.250% (1/4 of 1%) for assuming expense risks, and corresponding charges are made in computing monthly annuity payments. See "Charges," pages 9 and 10.

All these charges, except those for investment management services, may be changed by Prudential without the prior approval of Participants, except as described under "Changes in the Group Variable Annuity Contract," pages 19 and 20.

                             REDEMPTION AND TRANSFER

Federal tax law imposes restrictions on withdrawals from Section 403(b) annuities. In addition, an employer may adopt a plan that limits the right of Participants to obtain cash withdrawals upon request. In cases where such restrictions or limitations do not apply, a Participant upon written request on a form approved by Prudential, is entitled to withdraw all or a portion of the amount then credited to his accumulation account. See "Withdrawal (Redemption) of Purchase Payments Prior to Death," pages 12 and 13. Telephone redemptions also may be allowed. A Participant may transfer all or a portion of his individual accumulation account from the Contract to a fixed-dollar annuity contract. Prudential may limit the frequency of such transfers. A Participant who changes employers may also transfer all of his individual accumulation account to a similar group annuity contract issued by Prudential which covers employees of his new employer. See "Transfer Payments," pages 15 and 16. Prudential may impose a redemption charge on any withdrawal or transfer payment provided by the Contract. See "Changes in the Group Variable Annuity Contract," pages 19 and 20.

                              CONTACTING PRUDENTIAL

All written requests, notices and transfer requests required by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover page of this Prospectus. Any written inquiries also should be sent to Prudential at that address. A Participant may effect the telephone transactions that are permitted by his Program by calling Prudential at 1-800-458-6333. All written withdrawal requests or death benefit claims relating to a Participant's interest in VCA-2 must be sent to Prudential by one of the following three means: 1) By U.S. mail to:
Prudential Retirement Services, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; 2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential Retirement Services, 30 Scranton Office Park, Moosic, Pennsylvania 18507-1789; or 3)Fax to Prudential Retirement Services, Attention: Client Payments at: (717) 340-4328. A withdrawal request or death benefit claim will be deemed received in good order by Prudential as of the end of the valuation period within which all the properly completed forms and other information required by Prudential to pay such a request or claim (e.g., due proof of death) are received as specified above. Receipt of a withdrawal request or death benefit claim in good order is required by Prudential to process the transaction in the manner explained below in this Prospectus. Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page 16.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                         CONDENSED FINANCIAL INFORMATION

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT
           (For an Accumulation Unit outstanding throughout the year)
                  (Covered by the Independent Auditors' Report
                   in the Statement of Additional Information)


                                          1996      1995      1994      1993     1992     1991     1990     1989     1988     1987
                                         ------    ------    ------    ------   ------   ------   ------   ------   ------   ------

Investment income ......................           $.2000    $.1896    $.2823   $.1635   $.1629   $.2278   $.2061   $.1574   $.1983

Expenses
  for investment management fee ........            .0170     .0151     .0138    .0111    .0094    .0079    .0078    .0064    .0064
  for assuming mortality and
    expense risks ......................            .0511     .0453     .0412    .0335    .0285    .0239    .0234    .0193    .0193

Net investment
  income ...............................            .1319     .1292     .2273    .1189    .1250    .1960    .1749    .1317    .1726

Capital changes
  Net realized gain on investments .....           1.5228    1.0028    1.1147   1.2862    .6231    .1523    .8364    .5383    .4257
  Net unrealized appreciation
    (depreciation) of investments ......           1.7558   (1.2955)    .9803   (.2121)  1.4671   (.5709)   .1931    .4303   (.4720)

Net increase (decrease) in
  Accumulation Unit Value ..............           3.4105    (.1635)   2.3223   1.1930   2.2152   (.2226)  1.2044   1.1003    .1263

Accumulation Unit Value
  Beginning of year ....................          11.9932   12.1567    9.8344   8.6414   6.4262   6.6488   5.4444   4.3441   4.2178
  End of year ..........................         $15.4037  $11.9932  $12.1567  $9.8344  $8.6414  $6.4262  $6.6488  $5.4444  $4.3441

Sum of average ratios for the year of
 (a) charge for investment management
 fee to net assets* and (b)charge for
 assuming mortality and expense risks
 to net assets* ........................            .4959%    .4991%    .4984%   .4975%   .4970%   .4999%   .5009%   .5016%   .5068%

Average ratio for the year of net
  investment income to net assets ......            .9602%   1.0664%    2.056%  1.3253%  1.6372%  3.0779%  2.8084%  2.5657%  3.4026%

Portfolio turnover rate ................            42.21%    36.85%    46.91%   73.24%   78.94%  107.56%   70.52%   30.51%   29.36%

Number of Accumulation Units out-
  standing for Participants at end of
  year (000 omitted) ...................           31,600    32,624    32,968   33,147   34,228   35,218   37,813   41,638   47,239

-----------
*These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge, which is described on page 10, is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

While both income and capital changes are shown above, the distinction between these sources of change in VCA-2 is not particularly significant to Participants. There is no distinction between income and realized and unrealized gains and losses on investments in determining the amount of the Participant's benefits and the taxes payable by the Participant on them.

                     PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                    GROUP VARIABLE ANNUITY CONTRACTS SOLD BY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          DESCRIPTION OF THE PRUDENTIAL
                                    AND VCA-2

Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. It is authorized to transact business in all states of the United States, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico, the Virgin Islands of the United States, Canada and United States military installations in foreign countries. Its corporate office is located at Prudential Plaza, Newark, New Jersey 07102.

Prudential conducts a conventional life insurance business. Assets derived from such business are invested in the manner permitted by applicable state laws. The financial statements of Prudential contained in the Statement of Additional Information should be considered by Participants only to the extent they may bear upon the ability of Prudential to meet its obligations under the Contracts.

On January 9, 1968, the Board of Directors of Prudential established VCA-2 in accordance with certain provisions of the insurance statutes of the State of New Jersey. The Account meets the definition of a "separate account" under the federal securities laws. VCA-2 is empowered to hold only assets derived from contributions under variable contracts issued by Prudential, assets that Prudential may deem prudent to place in the Account for the purpose of maintaining a surplus to support the obligations under the Contracts, and assets derived from the dividends, interest and gains produced by the foregoing. The portion of the assets in the Account equal to the reserve liability required by law will be held for the sole benefit of Participants and persons entitled to payment under the Contracts described herein and under other contracts which may be offered by Prudential in the future and designated as participating in the Account. The assets in the Accounts are the property of Prudential, but are legally segregated from all other assets of Prudential and may not be charged with liabilities arising out of any of Prudential's other business. All income, gains and losses, whether or not realized, from assets allocated to the Account are credited to or charged against the Account without regard to other income, gains, or losses of Prudential. The obligations arising under the Contracts are general corporate obligations of Prudential.

The Account is registered as an open-end, diversified management investment company with the Securities and Exchange Commission (the "Commission") under the 1940 Act. This registration does not involve supervision by the Commission of Prudential or of the management or investment practices or policies of the Account.

Prudential acts as investment manager for VCA-2. The operation of the Account is supervised by The Prudential Variable Contract Account-2 Committee (the "VCA-2 Committee" or the "Committee"). Beginning in June 1989, all Committee members elected by persons having voting rights are elected for indefinite terms. Vacancies may be filled by a majority vote of all the remaining Committee members, provided that immediately after filling any such vacancy, at least two-thirds of the members then holding office shall have been elected by persons having voting rights. Members elected by the Committee, rather than by persons having voting rights, hold their positions only until the next meeting of persons having voting rights in respect to the Account. At that next meeting, persons with voting rights fill the vacancy by electing a member for an indefinite term. See "Voting Rights," pages 21 and 22. A majority of the members of the VCA-2 Committee are not affiliated with Prudential (nor are they "interested persons" within the meaning of the 1940 Act). In addition, Prudential acts as investment manager to several other investment companies registered under the 1940 Act. Prudential also manages assets for certain pension fund customers on a discretionary basis.

Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to which PIC provides such services as Prudential may require in connection with its obligations as the Account's investment manager. See "Agreement for Investment Management Services," page 9.

PIMS acts as principal underwriter for VCA-2 and is responsible for sales and administrative functions relative to the Contracts and VCA-2 pursuant to an Agreement for the Sale of Contracts between PIMS, Prudential, and VCA-2. This Agreement was approved by the unanimous vote of the Committee on November 22, 1996. Under this Agreement, PIMS offers the Contracts through its agents and independent brokers.

Prudential's administrative responsibilities include receiving and allocating contributions in accordance with the Contracts, making annuity payments as they become due, preparing and filing all reports required to be filed by VCA-2, recordkeeping, and expenses associated with these activities. Administrative expenses include, but are not limited to, salaries, rent, postage, telephone, travel, office equipment, stationery, and fees for legal, actuarial and accountants' services.
                                       6

For purposes of the Contracts, payments, notices and other communications such as withdrawal and transfer requests will be deemed to have been received by Prudential only if delivered to Prudential in the manner described in the "Contacting Prudential" section of the summary of this Prospectus. Certain alternative procedures apply if the Contract-holder or a third party provides record-keeping services. See "Modified Procedures," page 16.

                          INVESTMENT PRACTICES OF VCA-2

A. INVESTMENT OBJECTIVE AND POLICIES

VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote (as defined in the 1940 Act) of VCA-2 Participants. Certain additional investment restrictions applicable to VCA-2 are set forth in the Statement of Additional information.

The investment policies of VCA-2 set forth below are adopted in an effort to achieve the investment objective and are not fundamental. Therefore, these investment policies may be changed by the VCA-2 Committee without the approval of VCA-2 Participants.

In attempting to achieve its objective, VCA-2 will invest in common stocks, preferred stocks, warrants or convertible bonds which, in the opinion of VCA-2's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-2 may also invest up to 20% of its assets in investment grade short-term, intermediate term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usualof VCA-2's assets may be invested in such debt instruments.

B. DESCRIPTION OF INVESTMENT TECHNIQUES

VCA-2 may use some of the following investment techniques designed to meet VCA-2's objective.

Financial futures contracts. To the extent permitted by applicable regulations, VCA-2 may purchase and sell financial futures contracts, including stock index futures contracts, futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices, and futures contracts on foreign currencies or groups of foreign currencies. VCA-2 will use futures contracts solely for the purpose of hedging the Account's positions with respect to securities, interest rates, and foreign securities.

A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Further information about futures contracts, including risks and investment techniques, is provided in the Statement of Additional Information.

Options. VCA-2 may purchase and sell (i.e., write) put and call options on equity securities, debt securities, securities indices, foreign currencies, and financial futures contracts. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the 1940 Act is interpreted to require that any options written by investment companies, such as VCA-2, be "covered," which can be done in a variety of ways, such as placing in a segregated account certain securities or cash designed to "cover" VCA-2's obligation under the written option. Additional explanation about techniques VCA-2 will use in connection with options is provided in the Statement of Additional Information.

Although options will be primarily used to reduce fluctuations in the value of VCA-2's investments (i.e., hedge) or to generate additional premium income, they do involve certain risks. The investment adviser may not correctly anticipate movements in the relevant markets, thus causing losses on VCA-2's options positions. VCA-2's use of options is subject to other special risks, information about which is provided in the Statement of Additional Information.

Real estate-related securities. VCA-2 may invest in securities secured by real estate or shares of real estate investment trusts that are listed on a stock exchange or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"). Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

Repurchase agreements. When VCA-2 purchases certain money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and VCA-2 agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Account's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. VCA-2 will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. VCA-2 will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The VCA-2 Committee has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy or insolvency proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, VCA-2 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-2 had entered into a repurchase agreement becomes insolvent, VCA-2's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

VCA-2 will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect VCA-2's ability to maximize its opportunities to engage in repurchase agreements.

Reverse repurchase agreements and dollar roll transactions. VCA-2 may enter into reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by VCA-2 with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, VCA-2 often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by VCA-2.

Dollar rolls involve sales by VCA-2 of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, VCA-2 forgoes principal and interest paid on the securities. VCA-2 is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. VCA-2 will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by VCA-2 may decline below the price of the securities VCA-2 has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA-2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA-2's obligation to repurchase the securities.

When-issued or delayed delivery securities. VCA-2 may, from time to time and in the ordinary course of business, purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. VCA-2 will make commitments for such when-issued or delayed delivery transactions only with the intention of acquiring the securities. The Account's custodian will maintain in a separate account portfolio securities having a value equal to or greater than any such commitments. If VCA-2 were to dispose of the right to acquire a security it could, as with the disposition of any security, incur a gain or loss due to market fluctuations.

Short sales against the box. VCA-2 may make short sales of securities or maintain a short position, provided that at all times when a short position is open, VCA-2 owns an equal amount of the securities sold short or securities convertible into or exchangeable, with or without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

Other investment techniques. To the extent permitted by applicable regulations, VCA-2 may also use forward foreign currency exchange contracts and interest rate swaps. VCA-2 may also lend its portfolio securities from time to time. Information about these investment techniques, including certain risks associated with their use, is provided in the Statement of Additional Information.

C. DETERMINATION OF ASSET VALUE

The Accumulation Unit Value for VCA-2 will be determined once daily as of 4:15 p.m. Eastern time on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices.

Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service. Short-term investments having maturities of sixty days or less are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity. Portfolio securities for which market quotations are not readily available will be valued at fair valueas determined in good faith under the direction ofthe Committee.

                            AGREEMENT FOR INVESTMENT
                               MANAGEMENT SERVICES

Prudential acts as investment manager for VCA-2 pursuant to the Agreement for Investment Management Services between Prudential and VCA-2 which was approved initially by the Participants at their meeting on May 29, 1969, and most recently renewed by unanimous vote of the Committee on November 22, 1996.

Subject to Prudential's supervision, substantially all of the services required to be provided by Prudential under the Agreement for Investment Management Services are furnished by PIC pursuant to a Service Agreement between them. This Service Agreement was most recently renewed by unanimous vote of the Committee at its meeting on November 22, 1996 and by the Participants on July 25, 1985. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

 Prudential continues to have responsibility for all investment advisory services under its investment management agreement with the Account. Pursuant to the service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses.

The Agreement for Investment Management Services between Prudential and VCA-2:

  A. must be specifically approved, at least annually, by the affirmative vote of the VCA-2 Committee, cast in person at a meeting called for the purpose of voting on such approval, which affirmative vote shall include the votes of a majority of the members of the Committee who are not "interested persons" of Prudential, its affiliates or VCA-2, within the meaning of the 1940 Act; and

  B. may not be amended to increase the compensation paid to Prudential thereunder without prior approval by a majority vote of persons having voting rights in respect of VCA-2 (as defined by the 1940 Act), and by the affirmative vote of the Committee cast and constituted as described in a. above; and

  C. will continue in effect from year to year unless it is terminated, without payment of any penalty, on sixty days' written notice to Prudential, either by the Committee or by a majority vote of persons having voting rights in respect of VCA-2 (as defined by the 1940 Act), or unless it is terminated by Prudential on ninety days' written notice to the Committee. It will also terminate automatically in the event of its assignment. Termination of the Agreement does not terminate Prudential's obligations to the Contract-holders or the Participants under the Contracts.

The Service Agreement between Prudential and PIC:

  A. will continue in effect as to VCA-2 for a period of more than two years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Agreement for Investment Management Services between Prudential and VCA-2.

  B. may be terminated by either party upon not less than thirty days prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to VCA-2 in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and VCA-2.

  C. does not relieve Prudential of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and VCA-2.

  D. provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA-2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. For a more complete description see the section "Portfolio brokerage and related practices" in the Statement of Additional Information.

                                     CHARGES

The purchase payments payable on behalf of a Participant will generally be set forth in a salary-annuity agreement with his employer. Since the charges discussed below may be a significant percentage of the purchase payments, a person who is not reasonably certain of both his intention and ability to continue as a Participant would be well-advised to refrain from participation under the Contract.

Prudential and PIMS will be compensated for sales and administrative services in the following manner:

First, ninety-seven and one-half percent (97.5%) of each purchase payment under a Contract made on the Participant's behalf will be credited to his individual accumulation account in the form of Accumulation Units. The remaining two and one-half percent (2.5%), will be retained and used primarily for sales and other marketing expenses. These maximum sales charges may be changed by Prudential on 90 days' notice (see Section D on pages 19 and 20).

Second, an annual administration charge will be deducted from each Participant's individual accumulation account for recordkeeping and other administrative expenses. Any such charge will be made on the last business day of the accounting year if the Participant's account is still open. If the account is cancelled before the end of the accounting year, any such charge will be made on the date of cancellation. After such cancellation, a Participant may participate again only as a new Participant and will be subject to a new annual administration charge. The annual administration charge will be pro rated for new Participants for the first year of their participation, based on the number of full months in the accounting year remaining after the first contribution is received. If the Participant's account is cancelled prior to the end of that accounting year, however, this initial charge will not be pro rated.

The annual administration charge will not be greater than $30 annually, to be divided between the Variable Contract and a fixed-dollar annuity contract (if the Participant is enrolled under such a contract) as determined by Prudential. This maximum charge may be changed by Prudential on 90 days' notice (see Section D on pages 19 and 20).

The sales and annual administration charges described above may be reduced or eliminated in connection with a particular Contract or Program, but only to the extent that Prudential and PIMS estimate that they will incur lower sales or administrative expenses or perform fewer sales or administrative services due to economies arising from (1) the utilization of mass enrollment procedures or (2) the performance of recordkeeping or sales functions by the Contract-holder or an employee organization which Prudential and PIMS would otherwise be required to perform or (3) an accumulated surplus of charges over expenses under the Contract. The exact amount of the sales and annual administration charges applicable to any Contract will be stated in the Contract.

Third, a daily deduction will be made from the value of a Participant's account in an amount equal to a stated percentage of the current value of the account. This is done in connection with the daily determination of the Accumulation Unit Value (see page 11). A corresponding charge is made in computing monthly annuity payments (see pages 16 through 19). This deduction (which will be in addition to the investment management fee described below) will be equal to a percentage, computed at an effective annual rate of 0.375% (3/8 of 1%), of the current value of the Participant's account. Of this charge, 0.125% (1/8 of 1%) is for assuming the mortality risks and 0.250% (1/4 of 1%) for assuming the expense risks described below. This deduction may be changed by Prudential on 90 days' notice except as described in Section D on pages 19 and 20.

Prudential is compensated for investment management services through deductions from the value of the units of a Participant's accumulation account and from the value of the Annuity Units payable monthly to an annuitant. Deductions are computed daily at an effective annual rate of 0.125% (1/8 of 1%) of the current value of an accumulation account and an equivalent charge is made monthly in determining the amount of annuity payments.

Although variable annuity payments will vary in accordance with the investment performance of VCA-2, they will not be affected by adverse mortality experience or by an increase in Prudential's expenses (to an amount in excess of the expense deductions provided for in the Contract). Prudential assumes the risk
(i) that annuitants as a class may live longer than had been estimated, so that payments will continue for longer than had been anticipated, and (ii) that deductions for sales and administrative expenses may be insufficient to cover the actual costs of these items. In either case, the loss would fall on Prudential. On the other hand, the deductions that will be made for sales, investment management and administrative expenses and for assuming mortality and expense risks may exceed the cost that Prudential will ultimately incur over the life of the Contract. As the actual experience under these Contracts is realized, the amount of any excess will become known, and if it is greater than the amount which must prudently be retained to fulfill Prudential's contractual obligations, the balance becomes part of the divisible surplus of Prudential (see "Participation in Divisible Surplus," page 20).

                           THE GROUP VARIABLE ANNUITY
                                    CONTRACTS

Prudential will issue a Contract to the Contract-holder, which will ordinarily be the employer of the Participants but may also be an association or trustee of a trust representing them or their employers. Prudential will also issue a certificate to the Contract-holder for delivery to each annuitant under the Contract on the date his first annuity payment is made. The certificate will describe the variable annuity benefits to which the annuitant is entitled under the Contract. If any applicable law so requires, Prudential will issue a similar certificate to the Contract-holder for delivery to each Participant for whom an annuity has not yet been effected.

A. THE ACCUMULATION PERIOD

   1. Crediting Accumulation Units; Deduction for Sales and Administrative Expenses

When a person first becomes a Participant under the Contract, he must designate, if there is a companion fixed-dollar annuity contract, what portion of the purchase payments on his behalf is to be invested under the Variable Contract and what portion is to be invested in the companion fixed-dollar annuity contract. This designation may be changed from time to time.

During the accumulation period--the period before the commencement of annuity payments--ninety-seven and one-half percent (97.5%) (see "Charges," pages 9 and 10) of each purchase payment allocated to the Variable Contract on behalf of the Participant will be credited to an individual accumulation account maintained for him in the form of Accumulation Units. The number of Accumulation Units credited is determined by dividing ninety-seven and one-half percent (97.5%) of the amount allocated, by the Accumulation Unit Value for the business day on which the purchase payment is received by Prudential. The term "business day" means a day on which the New York Stock Exchange is open for trading.

The initial contribution made for a Participant will be invested in VCA-2 no later than two business days after it is received by Prudential and identified as being for investment in VCA-2, if it is preceded or accompanied by enrollment information in a form satisfactory to Prudential. If the Contract-holder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution upon receipt to a money market option (which is available contractually to the Contract-holder), and also will send a notice to the Contract-holder that requests allocation information for each such Participant. If the Contract-holder purchases only contracts that are issued through VCA-2, or purchases such contracts together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in The Prudential Variable Contract Account-11 ("VCA-11") within Prudential's MEDLEY Program. If the Contract-holder purchases contracts that are issued through VCA-2 as well as shares of a money market fund, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in the money market fund. If the necessary enrollment information is not received in response to its initial notice to the Contract-holder, Prudential will deliver up to three additional notices to the Contract-holder at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of VCA-11 (or, as the case may be, shares of the money market fund) were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant VCA-11 Units (or shares of the money market fund) and pay the proceeds (including earnings thereon) to the Contract-holder. Any proceeds paid to the Contract-holder under this procedure may be considered a prohibited and taxable reversion to the Contract-holder under current provisions of the Internal Revenue Code of 1986, as amended. Similarly, returning proceeds may cause the Contract-holder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended, to hold all plan assets in trust. Both problems may be avoided if the Contract-holder arranges to have the proceeds paid into a qualified trust or annuity contract.

The number of Accumulation Units credited to a Participant will not be affected by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary from business day to business day depending upon the investment experience of VCA-2. The number of Accumulation Units will be reduced, however, as the result of the annual administration charge, which will be made by cancelling that number of Accumulation Units which is equal to the amount of the charge (see "Charges," pages 9 and 10) divided by the Accumulation Unit Value for the business day on which the charge is made. The annual administration charge is usually made on the last business day of each accounting year. However, in certain circumstances (described below), such charge will be made without reduction for the unexpired portion of the year, on the date a Participant's individual accumulation account is cancelled, either because a variable annuity is effected or otherwise.

   2. Valuation of a Participant's Individual Accumulation Account

The value of a Participant's individual accumulation account on any day prior to the commencement of annuity payments to him can be determined by multiplying the total number of Accumulation Units credited to his account by the Accumulation Unit Value for that day. Each Participant will be advised at least once during the second and each subsequent accounting year of the number of Accumulation Units credited to his account as of the end of the preceding accounting year and of the Accumulation Unit Value at that time (see "Periodic Reports," page 20).

   3. The Accumulation Unit Value

The Accumulation Unit Value on July 1, 1968, the inception of VCA-2, was approximately $1.0102. The Accumulation Unit Value will be determined each business day and represents the value of VCA-2's assets minus its outstanding liabilities (including accrued fees and expenses) divided by the number of outstanding Accumulation Units. Accumulation Unit values are determined before giving effect to the day's allocations and withdrawals from VCA-2.

    4. Discontinuance of Purchase Payments

Purchase payments on behalf of all Participants under any Contract may be discontinued upon notice by the Contract-holder to Prudential. In addition, any Participant may cause purchase payments on his behalf to be discontinued.

On 90 days' advance notice to the Contract-holder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants under certain Contracts.

A Participant on whose behalf purchase payments have been discontinued may either leave his individual accumulation account in force or exercise any of the applicable options outlined below under the headings "Withdrawal (Redemption) of Purchase Payments Prior to Death," below and on page 13, and "Transfer Payments," pages 15 and 16.

   5. Continuance Under Group Contract After Being Employed by New Employer

A Participant who becomes employed by a new employer which is eligible to provide for tax-deferred annuities may enter into an agreement with such new employer under which purchase payments can be continued under the Contract by the new employer on behalf of the Participant.

   6. Withdrawal (Redemption) of Purchase Payments Prior to Death

The Internal Revenue Code imposes restrictions on withdrawals from the Contract. Pursuant to Section 403(b)(11) of the Code, amounts in the Participant's accumulation account attributable to salary reduction contributions (including the earnings thereon) that are made under the Contract after December 31, 1988 can only be withdrawn when the Participant attains age 59 1/2, separates from service with his employer, dies or becomes disabled (within the meaning of Section72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the plan adopted by an employer under which a Participant is covered contains a financial hardship provision, cash withdrawals from the Contract can be made in the event of hardship.

Subject to any restrictions upon withdrawals contained in the plan adopted by an employer under which a Participant is covered, a Participant can withdraw at any time any amount up to the dollar value of his accumulation account as of December 31, 1988. Post December 31, 1988 earnings on accumulations attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

Subject to any conditions or limitations regarding transfers contained in the plan adopted by an employer under which a Participant is covered, a Participant can continue to make transfers of all or part of his accumulation account among the available investment options offered by Prudential and can transfer directly all or part of his interest in his accumulation account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). (See "Transfer Payments," pages 15 and 16).

Furthermore, unless a plan adopted by an employer provides otherwise, the Contract will provide that upon written request by any Participant, a single sum cash payment will be made to him in any amount requested which is equal to or less than the dollar value of his individual accumulation account attributable to employer contributions or after tax Participant Contributions, if any, as of the day Prudential receives notice of his request.

Withdrawal requests must be made on a form approved by Prudential (or may be effected by telephone if the Program permits). If a Participant's account is cancelled, the amount of this payment will be computed after deducting the full annual administration charge that would otherwise be deducted at the end of the accounting year. Such payment will be made within seven days after written notice of the Participant's request has been received, except as deferment of such payment may be permitted under the provisions of the 1940 Act as may be in effect from time to time. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading thereon is restricted, when an emergency exists as a result of which disposal of the securities held in VCA-2 is not reasonably practicable or it is not reasonably practicable for the value of its assets to be fairly determined, or when the Securities and Exchange Commission has provided for such deferment for the protection of Participants. As of the day Prudential receives notice of the Participant's request, his account will be reduced by the number of Accumulation Units obtained by dividing the payment due by the Accumulation Unit Value for that day. The appropriate address to which a written withdrawal request should be sent is set out in the Summary of this Prospectus. Under certain Contracts, an entity other than Prudential keeps certain records, and Participants under those Contracts must contact the record-keeper with regard to withdrawals. See "Modified Procedures," page 16.

A Participant would be well-advised to obtain information about the federal income tax consequences of any withdrawal and to check with a tax adviser regarding the current state of the law before making a withdrawal. Generally, a Participant who exercises his withdrawal rights will be taxed at ordinary income rates on the amount withdrawn. In addition, withdrawals prior to age 59 1/2 will generally be subject to a 10% premature distribution penalty tax. Certain exceptions apply, however, and it is suggested that Participants consult a tax adviser for additional information about this penalty tax before a withdrawal is made. (See "Federal Tax Status," pages 20 and 21.) Prudential may process a withdrawal from a Participant's individual accumulation account if Prudential determines that the Participant's contributions exceed the amount permitted by the Internal Revenue Code.

An employer may adopt a plan that limits the right of Participants to obtain cash withdrawals upon request. Participants should ascertain whether their employer has adopted such a plan and, if so, whether it includes withdrawal limitations and what they are. Contracts issued to employers who have adopted such plans will provide that requests for cash withdrawals for the benefit of the Participants may be made by the Contract-holder, with the concurrence of the Participant, and that payment of the amount requested, less any applicable annual administration charge, will be made within seven days after Prudential has received notice of the request.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a withdrawal request include the consent of the Participant's spouse. This consent must contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative.

   7. Systematic Withdrawal Plan

Subject to any restrictions upon withdrawals contained in the plan adopted by an employer under which a Participant is covered, and subject to the restrictions and limitations set forth below, a Participant may arrange for systematic withdrawals to be made from his accumulation account. A Participant may arrange for systematic withdrawals only if, at the time he elects to have such an arrangement, the balance in his accumulation account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Generally, amounts withdrawn will be taxable at ordinary income tax rates. In addition, withdrawals by Participants who have not reached age 59 1/2 will generally be subject to a 10% premature distribution penalty tax. Withdrawals made after the later of (i) a Participant's attaining age 70 1/2 and (ii) a Participant's retirement, and certain withdrawals by beneficiaries must satisfy certain minimum distribution rules. (See "Federal Tax Status," pages __ , and "Death Benefits Before an Annuity is Effected, " pages __ .)

Systematic withdrawals may be arranged pursuant to an election on a form approved by Prudential. Under certain types of Section 403(b) annuities, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals shall be made on a monthly, quarterly, semi-annual, or annual basis.

All systematic withdrawals will be effected as of the day of the month specified by the Contract-holder, or, if such day is not a business day, then on the next succeeding business day. Systematic withdrawals will continue until the Participant either has withdrawn all of the balance in his accumulation account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250, unless it is made to satisfy minimum distribution rules) or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal--which will vary, reflecting investment experience during the withdrawal period--will be equal to the sum of the balance then in the Participant's accumulation amount divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential that Prudential will provide to him upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement, and no systematic withdrawals will be made for him after Prudential has received his instruction. A Participant who chooses to stop making systematic withdrawals may not make them again until the next calendar year and may be subject to federal tax consequences.

An arrangement to make systematic withdrawals will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals (redemptions) as described on pages 12 and 13 of this Prospectus, the right to make transfers as described on pages 15 and 16, and the right to effect an annuity as described on pages 16 and 17.

Participants who have elected a systematic withdrawal may also continue to make additional purchase payments. Purchase payments are generally reduced for sales charges. See "Charges," pages 9 and 10. Participants should carefully review the election of this option if they intend to continue making purchase payments and consider the effect of sales charge expenses while making payments and withdrawals at the same time. Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 16.

   8. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program") in order to comply with the provisions of Texas law relating to the Texas Program.

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions, less the sales charge described on pages 9 and 10, will be credited to the Participant's individual accumulation account. Until the Participant begins his second year of participation in the Texas Program as a "faculty member" as defined in Section 31.001(8) of Title 110B of the Texas Revised Civil Statutes, Prudential will have the right to withdraw the value of the Accumulation Units purchased for his account with Texas' contributions. If the Participant does not commence his second year of the Texas Program participation, the value of those Units will be withdrawn and Texas' contributions returned to the state.

Pursuant to Section 36.105 of Title 110B of the Texas Revised Civil Statutes and a ruling of the State Attorney General, withdrawal rights of Contracts issued under the Texas Program are available only in the event of a Participant's death, retirement or termination of employment in all institutions of higher education as defined in Section 61.003 of the Texas Education Code. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the values credited to them under the Contract unless one of the foregoing conditions has been satisfied. The value of a Participant's interests under the Contract may, however, be transferred to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation. For certain Contracts, a death benefit claim should be sent to a designated record-keeper rather than to Prudential. See "Modified Procedures," page 16.

  9. Death Benefits Before an Annuity is Effected

When a Participant dies, subject to receipt by Prudential of due proof of death and to the submission of a claim for benefits on a form approved by Prudential, his individual accumulation account balance (after deduction of the full annual administration charge) will be used to provide a death benefit for his beneficiary. The appropriate address to which a death benefit claim should be sent is set out in the Summary section of this Prospectus.

Unless the Participant has directed otherwise, any beneficiary may elect to apply the Participant's accumulation account balance (after deduction of the full annual administration charge):

   A. to receive a single sum cash payment of the dollar value of the Participant's account as of the date such election is made and such proof of death is received by Prudential. If a single sum payment is elected within one year after the Participant's death, an additional payment will be made, if necessary, so that the total paid is equal to the purchase payments paid in, minus any withdrawals or transfers paid out;

   B. to have a variable annuity effected for himself on a specified date on the basis of the Participant's account, using the same annuity purchase rate basis that would have applied if the account had been used to effect a variable annuity for the Participant;

   C. to receive regular payments in accordance with the systematic withdrawal plan; or

   D. a combination of all or any two of (a), (b) and (c).

The beneficiary must make his election in writing before the first anniversary of the Participant's death or at any time before the expiration of two months after Prudential receives due proof of such death, whichever is later. With respect to benefits accruing after December 31, 1986, IRS Regulations under
Section 401(a)(9) of the Internal Revenue Code provide that a designated beneficiary must begin to receive payments no later than the earlier of
(1) December 31 of the calendar year which contains the fifth anniversary of the Participant's date of death or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years.

However, if the election includes systematic withdrawals, the beneficiary will have the right to terminate them and receive the remaining balance in cash (or effect an annuity with it), or to change their frequency, size or duration, subject to the limitations described below.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 requires that, in the case of a married Participant, a death benefit be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant's account as of his date of death. Under the Retirement Equity Act, the spouse of a Participant in a
Section 403(b) annuity which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage and contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly waives the benefit, 50% of the Participant's account balance will be paid to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, the remaining 50% of the Participant's account balance would be paid to the designated beneficiary.

With respect to benefits accrued before January 1, 1987, a beneficiary who elects to have an annuity purchased for himself may choose from among the forms of annuity described on pages 17 and 18. The beneficiary may elect to have an annuity effected immediately or at a future date (but not later than his 70th birthday, or, if later, two months after the date of his election to have an annuity effected).

Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules which specify the time when payment of benefits must begin and the minimum amount which must be paid annually. Generally, when a Participant dies before payment of benefits has begun, the death benefit must be paid out entirely by December 31 of the calendar year containing the fifth anniversary of the Participant's date of death. Alternatively, a designated beneficiary may elect an annuity from among Options 1, 2, or 4 described on page 17, with payments required to begin by December 31 of the calendar year immediately following the calendar year in which the Participant died or, if the Participant's spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later. Options 3 and 5 may not be chosen. In addition, the duration of any period certain payments may not exceed the beneficiary's life expectancy as determined under IRS Tables. If the amount distributed to a beneficiary for a calendar year is less than the minimum required amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

The requirements described above concerning the effecting of annuities or annuity payments apply also to the commencement of a systematic withdrawal plan and to withdrawals under it.

If the beneficiary elects to receive a single sum cash payment, such payment will be made within seven days after the date of his election and receipt of due proof of death, except in certain emergency situations when payment may be deferred (see "Withdrawal (Redemption) of Purchase Payments Prior to Death," pages 12 and 13). A beneficiary who elects to have a variable annuity effected for himself will have the right to cancel such election by so notifying Prudential in writing at least 15 days prior to the date on which such annuity would otherwise be effected, and, within seven days after receipt of such notice, a single sum cash payment will be made to the beneficiary in the amount of the dollar value of the Participant's account (after deducting the full annual administration charge) as of the date the notice is received.

   10. Transfer Payments


   A. Unless restricted by the retirement arrangement under which a Participant is covered, upon the written request or properly authorized telephone transfer request of a Participant who is also covered by a group fixed-dollar annuity contract, all or a portion of the Participant's accumulation account will be transferred from the Variable Contract to the fixed-dollar contract. As of the date Prudential receives such a request, the portion of the Participant's accumulation account specified in his request will be cancelled and, within seven days after such date, a transfer payment of the dollar value of such amount will be made. There is no minimum transfer amount. Prudential reserves the right to limit the frequency of such transfer payments to the fixed-dollar contract. Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 16.

   B. Transfer payments may be made to a Participant's individual accumulation account under the Variable Contract from either the group fixed-dollar annuity contract, if any, or from a similar group annuity contract issued by Prudential to another employer. All such transfer payments will be treated as purchase payments made to VCA-2 on the business day on which the transfer payment is made, except that no transfer payment will count as a purchase for purposes of calculating sales charges. Prudential reserves the right to limit the frequency of such transfer payments.

      If a Participant who is also covered by a group fixed-dollar annuity contract transfers an amount to the Participant's accumulation account, the applicable contracts or the terms of the Participant's retirement arrangement may provide that amounts transferred may not for 90 days thereafter be transferred into an investment option deemed to be "competing" with the fixed-dollar contract with respect to investment characteristics.

   C. If a Participant ceases to be employed by a Contract-holder and becomes an employee of another employer whose employees are covered under a similar group annuity contract issued by Prudential, the Participant may request on a form approved by Prudential that Prudential make a transfer payment from his individual accumulation account to such similar contract, in an amount equal to the dollar value of the Participant's account as of the date Prudential receives his request. The transfer payment described in this paragraph will be made without charge within seven days after Prudential receives the Participant's transfer request, and the Participant's account will be cancelled accordingly. If such a transfer is made, the provisions of the substituted contract will be applicable to him.

   D. The Contract provides that upon discontinuance of purchase payments for all Participants thereunder (see "Discontinuance of Purchase Payments," page 12) the Contract-holder may on a form approved by Prudential request Prudential to make transfer payments from VCA-2 to a designated alternate funding agency. Each Participant and each beneficiary of a deceased Participant for whom an individual accumulation account remains in force under the Contract will be notified promptly that such a request has been received. Each recipient of such a notice may within thirty days of such receipt elect in writing on a form approved by Prudential to have his account transferred to the alternate funding agency. If he does not so elect, his account will continue in force under the Contract. The accumulation account of any Participant or beneficiary who does so elect will be cancelled as of a "transfer date," which is the business day specified in the Contract-holder's request or 90 days after Prudential receives the request, whichever is later. A single liquidation account for the Contract will be established equal to the sum of the individual accumulation accounts so cancelled (after deducting the full annual administration charge from each such account). Beginning on the transfer date and each month thereafter until the liquidation account is exhausted, an allocation will be made from the liquidation account of not less than the number of Accumulation Units equal in value to two million dollars or 3% of the number of Accumulation Units in such account on the transfer date, whichever is greater (or the total amount of Accumulation Units in the liquidation account, if less). Upon each such allocation, the number of allocated Accumulation Units will be cancelled and a transfer payment will be made which is equal to 100% of the product of (i) the number of Accumulation Units so allocated, and (ii) the Accumulation Unit Value for the date of allocation. Each transfer payment will be made to the designated alternate funding agency within seven days of the date of allocation.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, a request for transfer payments (other than to the group fixed dollar annuity contract) must include the consent and signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative.

   11. Telephone Requests.

Certain Programs may allow Participants to effect transfers and other Account transactions by telephone and telecopy. If the Program offers telephone privileges, each Program Participant will automatically receive such privileges unless he or she declines those privileges on a form that will be supplied by the Contract-holder or Prudential. For the Participant's protection and to prevent unauthorized exchanges, telephone calls will be recorded and the Participant will be asked to provide his or her personal identification number or other identifying information. A written confirmation of a transfer will be sent to the Participant. Neither the Account nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. Telephone privileges are available only if the Contract-holder has so elected and only in states where these privileges may legally be offered. The safeguards discussed above that are employed by the Account are designed to minimize unauthorized exercise of these privileges. During times of extraordinary economic or market changes, telephone or telecopy instructions may be difficult to implement.

12. Modified Procedures

Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record-keeper rather than Prudential. The record-keeper is the Contract-holder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the valuation period in which Prudential receives appropriate instructions and/or funds from the record-keeper. Any such different procedures will be set forth in the Contract.

13. EXCHANGE OFFER WITH THE PMF FUNDS

PRUDENTIAL MAY OFFER CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES-GENERALLY REFERRED TO AS MUTUAL FUNDS-AS AN ALTERNATIVE INVESTMENT VEHICLE FOR EXISTING VCA-2 CONTRACT-HOLDERS. THESE FUNDS ARE MANAGED BY PRUDENTIAL MUTUAL FUND MANAGEMENT, LLC, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL (COLLECTIVELY, THE "PMF FUNDS"). IF THE CONTRACT-HOLDER ELECTES TO MAKE ONE OR MORE OF THE PMF FUNDS AVAILABLE TO ITS PARTICIPANTS, PARTICIPANTS WILL BE GIVEN THE OPPORTUNITY TO DIRECT NEW CONTRIBUTIONS TO THOSE PMF FUNDS.

PRUDENTIAL MAY PERMIT PARTICIPANTS TO EXCHANGE ANY OR ALL AMOUNTS IN THEIR CURRENT INDIVIDUAL ACCUMULATION ACCOUNTS FOR SHARES OF THE PMF FUNDS WITHOUT THE IMPOSITION OF ANY SALES LOAD OR OTHER FEE (A "VCA-2 TO PMF EXCHANGE"). IN ADDITION, PRUDENTIAL MAY PERMIT PARTICIPANTS TO EXCHANGE ANY OR ALL AMOUNTS IN THEIR PMF FUNDS TO VCA-2 (A "PMF-TO-VCA-2 EXCHANGE") WITHOUT THE
IMPOSITION OF ANY SALES LOAD OR OTHER FEE.)

PRUDENTIAL WILL DETERMINE THE TIME PERIODS FOR WHICH ANY EXCHANGE OFFER WILL BE AVAILABLE AND THE OTHER TERMS OF THE OFFER. PRUDENTIAL MAY, FOR EXAMPLE, ESTABLISH FIXED PERIODS OF TIME FOR EXCHANGES UNDER A PARTICULAR CONTRACT (AN "OPEN WINDOW'). THIS EXCHANGE OFFER IS SUBJECT TO TERMINATION AND ITS TERMS ARE SUBJECT TO CHANGE.

IF A PARTICIPANT EXCHANGES ALL OF THE AMOUNT IN HIS VCA-2 INDIVIDUAL ACCUMULATION ACCOUNT FOR SHARES OF PMF FUNDS, THE ANNUAL ADMINISTRATIVE CHARGE, WHICH IS ASSESSED AT THE END OF EACH ADMINISTRATION YEAR, MAY BE DEDUCTED FROM THE PARTICIPANT'S PMF FUND ACCOUNT(S).

BEFORE DECIDING WHETHER TO EXCHANGE ANY OR ALL OF THEIR EXISTING VCA-2 ACCUMULATION UNITS FOR SHARES OF ANY PMF FUND, PARTICIPANTS SHOULD CAREFULLY READ THE RELEVANT PMF FUND PROSPECTUS. PARTICIPANTS SHOULD UNDERSTAND THAT THE PMF FUNDS ARE REGISTERED MANAGEMENT INVESTMENT COMPANIES (I.E. MUTUAL FUNDS) OFFERED DIRECTLY TO QUALIFIED PLANS, CERTAIN INSTITUTIONAL INVESTORS AND OTHERS'. THEY ARE NOT FUNDING VEHICLES FOR VARIABLE ANNUITY CONTRACTS. THUS, PARTICIPANTS INVESTING IN THE PMF FUNDS WILL NOT HAVE THE FEATURES OF AN ANNUITY CONTRACT OR CERTAIN ANNUITY-RELATED PROVISIONS, AS THEY DO UNDER THE VCA-2 PROGRAM.

IN PRUDENTIAL'S OPINION, THERE SHOULD BE NO ADVERSE TAX CONSEQUENCES IF A PARTICIPANT IN A QUALIFIED RETIREMENT ARRANGEMENT ELECTS TO EXCHANGE AMOUNTS IN THE PARTICIPANT'S CURRENT VCA-2 INDIVIDUAL ACCUMULATION ACCOUNT(S) FOR SHARES OF PMF FUNDS OR VICE VERSA.

VCA-2-TO-PMF EXCHANGES WILL BE EFFECTED FROM A 403(B) ANNUITY CONTRACT TO A
SECTION 403(B)(7) CUSTODIAL ACCOUNT (TAX DEFERRED ANNUITY FUNDS UNDER THE PMF FUNDS) SO THAT SUCH TRANSACTIONS WILL NOT CONSTITUTE TAXABLE DISTRIBUTIONS. CONVERSELY, PMF-TO-VCA-2 EXCHANGES WILL BE EFFECTED FROM A 403(B)(7) CUSTODIAL ACCOUNT TO A 403(B) ANNUITY CONTRACT SO THAT SUCH TRANSACTIONS WILL NOT CONSTITUTE TAXABLE DISTRIBUTIONS. HOWEVER, PARTICIPANTS SHOULD BE AWARE THAT THERE MAY BE MORE RESTRICTIVE RULES ON EARLY WITHDRAWALS FROM SECTION 403(B)(7) CUSTODIAL ACCOUNTS UNDER THE PMF FUNDS THAN UNDER THE VCA-2 PROGRAM.

Prudential also may make available to VCA-2 Contract-holders certain mutual funds that are not affiliated with Prudential. If such mutual funds are made available, Prudential may permit Participants to exchange any or all amounts in their current individual accumulation accounts for shares of such unaffiliated mutual funds (and also may permit exchanges from those mutual funds into VCA-2). Any such exchanges would be effected without the imposition of any sales load or other fee, and may be conducted in accordance with such other terms and conditions as Prudential may determine. The tax consequences associated with these exchanges involving unaffiliated mutual funds are comparable to those discussed above in connection with exchanges involving the PMF Funds. With respect to unaffiliated fund exchanges, VCA-2-to-PMF Exchanges, and PMF-to-VCA-2 Exchanges, Contract-holders and Participants are encouraged to consult a qualified tax advisor for complete tax information and advice.

B. THE ANNUITY PERIOD

   1. Variable Annuity Payments

Variable annuity payments are determined on the basis of (i) the value of the Participant's accumulation account on the date it is applied to effect an annuity, reflecting the investment performance of VCA-2 to that date, (ii) any taxes on annuity considerations applicable when the annuity is effected, (iii) a schedule of annuity rates specified in the Contract (see "Schedule of Variable Annuity Purchase Rates," page 19), and (iv) the investment performance of VCA-2 after the annuity has been effected. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in Prudential's expenses in excess of the expense deductions provided for in the Contract. The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of such Units, and thus the amounts of the monthly annuity payments, will reflect investment gains and losses and investment income occurring after the date on which annuity payments commence.

2. Electing the Annuity Date and the Form of Annuity

Subject to the withdrawal restrictions discussed above (See "Withdrawal (Redemption) of Purchase Payments Prior to Death," pages 12 and 13), a Participant may at any time elect to have a variable annuity effected for him under the Contract. A beneficiary may make a similar election (see "Death Benefits Before an Annuity is Effected," pages 14 and 15). It may also be possible to effect a fixed-dollar annuity if there is a companion fixed-dollar contract to which a transfer payment may be made (see "Transfer Payments," pages 15 and 16).

In electing to have a variable annuity effected, the Participant may select from the available forms of annuity described below. With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant or, if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and his designated beneficiary as determined under IRS Tables. In addition, IRS Proposed Regulations under Section 401(a)(9) of the Internal Revenue Code specify the maximum permissible duration of any period certain payments and the maximum survivor benefit payable under a joint and survivor annuity (expressed as a percentage of the benefit originally payable). The annuity is effected on the first day of the second month following receipt by Prudential of written notice that the Participant or beneficiary has elected to have an annuity effected or on the first day of any subsequent month designated by the Participant or beneficiary. Any such notice must be on a form approved by Prudential and should include all the information Prudential requires to effect the annuity. The first monthly annuity payment will be made to an annuitant on the date an annuity is effected for him.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, the election of a payout which is not a qualified joint and survivor annuity must include the consent and signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant during his lifetime payable to his spouse, if living at the Participant's death.

If the dollar amount of the first monthly payment of an annuity effected under the Contract would be less than the minimum amount specified in the Contract, Prudential at its option may, in lieu of making any annuity payment whatsoever, consider that the person who would receive the annuity had requested a withdrawal of the individual accumulation account that would otherwise have been applied to effect the annuity, as of the date the annuity was to begin.

Once annuity payments have commenced to an annuitant under Options 1, 2, 3 or 5 described below, the annuitant cannot surrender his annuity benefit and receive a single sum payment in lieu thereof. An annuitant under Option 4 may, by written request, surrender his annuity benefit and receive the commuted value of the unpaid payments-certain. Under Options 2, 4 or 5, the annuitant's beneficiary may, by a written request made after the death of the annuitant, surrender his annuity benefit and receive the commuted value of the unpaid payments-certain due him. The annuitant's beneficiary may also receive a lump sum payment under certain circumstances as described below.

   3. Deductions for Taxes on Annuity Considerations

Some states impose a premium tax with respect to annuity contracts. The tax rates in those jurisdictions that impose a tax generally range from 0.5% to 5%. When an annuity is effected, any applicable taxes on annuity considerations will be deducted from the amount applied.

   4. Available Forms of Variable Annuity

Option 1--variable life annuity. This is an immediate annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment preceding his death. This option offers a higher level of monthly payments than Option 2, Option 3 or Option 5 because no further payments are payable after the death of the annuitant. It would be possible under this option for the annuitant to receive only one annuity payment if he died (in an automobile accident, for example) within the first month after the annuity was effected. Therefore, a life annuity under this option is generally appropriate only for someone who has no dependents and wants higher income during his lifetime.

Option 2--variable life annuity with 120 or 180 payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with the guarantee that if, at the death of the annuitant, payments have been made for less than the period-certain (which may be 120 or 180 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his beneficiary.

Option 3--variable joint and survivor annuity. This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his death to his contingent annuitant, if surviving, for the latter's lifetime. The payments continued to the contingent annuitant may be based on 100% of the Annuity Units originally payable each month, or a lower percentage such as 50%, if the annuitant so elects.

Option 4--variable annuity-certain. This is an immediate annuity payable monthly for a period-certain of 120 months. If the annuitant dies during the period-certain, payments will be continued to his beneficiary, but no further payments are payable after the end of the period-certain. Since Prudential assumes no mortality risks under Option 4, it makes no mortality risk charges in determining annuity purchase rates for this option.

Option 5--variable joint and survivor annuity with 120 payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his death to his contingent annuitant, if surviving, for the latter's lifetime. The payments to the contingent annuitant prior to the expiration of the period-certain will be based on 100% of the Annuity Units originally payable each month. Thereafter, they will be based on the same percentage or a lower percentage such as 50%, if the annuitant so elects. If both the annuitant and the contingent annuitant die before 120 payments have been made, payments will be continued during the remainder of the 120-month period to the properly designated beneficiary.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum amount specified in the Contract or if in Options 2, 4 and 5, the beneficiary is other than a natural person receiving payments in his own right or is an estate, Prudential may elect to pay the commuted value of the unpaid payments-certain in one sum.

   5. The Annuity Unit

On the date a variable annuity is effected for any Participant or his beneficiary, his accumulation account is cancelled and the full annual administration charge withdrawn. The aggregate value of the remaining Accumulation Units in the Participant's accumulation account is determined. This value, less any applicable taxes on annuity considerations, is then applied to provide an annuity under which each payment will be the value of a specified number of Annuity Units. The Annuity Unit Value is discussed in the following section. The determination of each payment is discussed under "Schedule of Variable Annuity Purchase Rates," page 19.

   6. The Annuity Unit Value

The Annuity Unit Value for the month of June, 1968 was approximately $1.0102. The Annuity Unit Value for any subsequent month is determined as of the end of the month by multiplying the Annuity Unit Change Factor for the month (see below) by the Annuity Unit Value for the preceding month. The Annuity Unit Value applicable to annuity payments due during any month is the Annuity Unit Value for the second preceding month. The Annuity Unit Value differs from and is necessarily smaller than the Accumulation Unit Value since the Annuity Unit Value must be reduced by the Assumed Investment Result as discussed in the following sections.

   7. The Annuity Unit Change Factor for Any Month

The Annuity Unit Change Factor for any month is obtained by (a) adding to 1.00 the rates of investment income earned, if any, after applicable taxes (currently none--see "Federal Tax Status," pages 20 and 21), and of asset value changes in VCA-2 during the period from the end of the preceding month to the end of the current month, (b) deducting from such sum the rate of investment management fee for the number of days in the current month, computed at an effective annual rate of 0.125% (1/8 of 1%), and (c) dividing such difference by the sum of 1.00 and the rate of interest for one-twelfth of a year, computed at the effective annual rate specified in the Contract as the Assumed Investment Result (see below). The result of this division is the Annuity Unit Change Factor for the month. (Items (a) and (b) for a given month are equivalent to items (a) and (b) used during such month to derive Accumulation Unit Change Factors. See page 11).

   8. Assumed Investment Result

In order to convert the value of an accumulation account into an annuity and to determine the initial payment, it is necessary to use an appropriate annuity purchase rate (as discussed below and on page 19) which is based on, among other things, an interest rate. The greater the assumed interest rate, the greater the initial annuity payment provided by a given amount applied, since the annuity payments are supported by the amount applied and the investment result on that amount.

Where the annuity is a variable annuity, the payments remain level only if the actual investment results each month thereafter are at the assumed rate. If, for any month, the actual rate is greater, the payments increase. If the actual rate is less, the payments decrease. For the variable annuities under the Contract, the selection of the Assumed Investment Result is not made by Prudential but by the Contract-holder who may choose, for example, 4 1/2% as the annual rate. Rates of 3 1/2%, 4%, 5% and 5 1/2% may also be selected. Annuity purchase rates appropriate for the Assumed Investment Result selected by the Contract-holder will be inserted in the Contract.

The selection should reflect the Contract-holder's conservative estimate of the average investment result that may be obtained from a diversified portfolio of common stocks in a relatively stable economy. If a Contract-holder selects a high Assumed Investment Result, the dollar amount of the first variable annuity payment to each annuitant under that Contract will be greater than if the Contract-holder has selected a lower Assumed Investment Result. For example, for a given amount applied, a 4 1/2% assumption produces a first monthly payment (in dollars) higher by about 8 or 9% than a 3 1/2% assumption. The offset to this higher initial payment is that, in reflecting the investment results of VCA-2, the variable annuity payments resulting from the 3 1/2% assumption will increase at a faster rate or decrease at a slower rate than the variable annuity payments resulting from the 4 1/2% assumption. The lower Assumed Investment Result produces greater income later in life than does a higher assumption, and it may be that in later years a retired person will have the greatest need for more dollars of income.

As may be seen from the description of the Annuity Unit Change Factor in the preceding section, the change each month in the Annuity Unit Value depends on the extent to which the actual investment results of VCA-2, including investment income and market value changes, differ from the Assumed Investment Result selected by the Contract-holder. If the actual results are at a rate greater than the monthly equivalent of the assumed result, the Annuity Unit Value increases, thereby increasing the dollar amount of the monthly variable annuity payment. If the actual investment results are at a rate lower than the Assumed Investment Result, the Annuity Unit Value decreases, thereby decreasing the dollar amount of the monthly payment.

Once the Assumed Investment Result is fixed under a Contract, it applies to all annuitants covered by that Contract. However, the Contract may be amended with respect to all annuities effected after the amendment.

   9. Schedule of Variable Annuity Purchase Rates

The annuity rates contained in the schedules of the Contract show how much annuity is provided by the application of a given amount.

On July 6, 1983 the Supreme Court of the United States rendered a decision that prohibits employers from providing for periodic retirement payments that vary in amount depending upon the sex of the employee, to the extent that those payments are derived from contributions made on or after August 1, 1983. While the decision by its terms applies only to employers subject to the provisions of Title VII of the Civil Rights Act of 1964, namely those with 15 or more employees, it may be applicable to employers with fewer than 15 employees. To facilitate employer compliance with the decision, Prudential has amended its Group Tax-Deferred Variable Annuity Contracts issued through The Prudential Variable Contract Account-2. The amendment provides for annuity purchase rates that do not vary with the sex of the annuitant with respect to purchase payments made under the Contracts on and after August 1, 1983. Thus, as a result of this amendment, if a Participant's Annuity Units include Annuity Units derived from purchase payments made before August 1, 1983, those Annuity Units are applied to effect a variable annuity using schedules which take into account the date on which the annuity is effected, the form of annuity selected, and the date of birth and sex of the annuitant and of the contingent annuitant, if any. Any remaining Annuity Units are applied using schedules which take into account the form of annuity selected, the effective date and the relevant dates of birth, but not the sex of any person. If a Participant's Annuity Units are derived solely from purchase payments made either before August 1, 1983 or on and after August 1, 1983, only one schedule of annuity rates is used. The dollar amount of each monthly payment of the variable annuity will be equal to the number of Annuity Units in each portion of the variable annuity payment, multiplied by the Annuity Unit Value applicable to annuity payments due in the month.

Here are a few sample rates for an Assumed Investment Result of 4 1/2% from the schedules in use for variable annuities effected in 1996 under Contracts entered into on or after May 1, 1980. (More favorable results would be obtained for variable annuities effected in 1996 under Contracts entered into prior to May 1,
1980). They show the number of Annuity Units payable each month resulting from an accumulation, after reduction by the full annual administration charge and applicable taxes on considerations, equivalent in value to 10,000 Annuity Units, being applied to purchase the annuity.

                             Post--7/31/83          Pre--8/1/83
                             Annuity Units         Annuity Units
                             -------------         -------------
Type of Annuity             Annuitant Age 65    Male 65    Female 65
Life Annuity with 120
Payments Certain                 56.61           63.03       54.26
Life Annuity with 180
Payments Certain                 54.14           58.71       52.41

The interest rate used in constructing the schedules of annuity rates equals the Assumed Investment Result less 0.375% (3/8 of 1%), which corresponds to the daily deductions from accumulation accounts, also at an effective annual rate of 0.375% (3/8 of 1%), for assuming mortality and expense risks. The mortality rates are based on the Prudential 1950 Group Annuity Valuation Table, with adjustments to allow for improvements in mortality. In the case of the schedules applicable to the variable annuity-certain option (the fourth option listed under "Available Forms of Variable Annuity," pages 17 and 18), the interest rate used is equal to the Assumed Investment Result less 0.25% (1/4% of 1%), to reflect the absence of any charge for the mortality risk. The annuity purchase rates may be changed by Prudential, except as described in section D following. While the Contract, in keeping with the preceding discussion, expresses the schedule of annuity purchase rates in terms of annuity units, it may be helpful to describe the application of these schedules in terms of the dollar amount of the monthly annuity payment due one month after the date on which an annuity is effected. For each $1,000 applied on the effective date, the dollar amount of this monthly payment is shown in the following table.

                               Post--7/31/83           Pre--8/1/83
                               Annuity Units          Annuity Units
                               -------------          -------------
Type of Annuity              Annuitant Age 65      Male 65   Female 65
Life Annuity with 120
Payments Certain                  $5.651           $6.303     $5.426
Life Annuity with 180
Payments Certain                  $5.414           $5.871     $5.241


Subsequent payments will be more or less depending upon the investment results of the Account.

C. ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

D. CHANGES IN THE GROUP VARIABLE ANNUITY CONTRACT

The Contract provides that Prudential may limit the frequency of transfers to or from the companion fixed-dollar contract, if any. The Contract also reserves to Prudential the right to change the annual administration charge, uniformly applicable to all accumulation accounts, and the percentage deducted from each future purchase payment for sales expenses.

The Contract also provides that Prudential may change the annuity purchase rates, may change the 0.375% (3/8 of 1%) charge described on page 10, and may impose a redemption charge on any withdrawal or transfer payment provided by the Contract. Any such change will apply only to Accumulation Units credited after such change becomes effective, except that the initial basis will continue to apply to all Accumulation Units credited before the fifth Contract anniversary to any person who was a Participant before such change became effective, or credited before such Participant makes a withdrawal, if sooner.

Changes discussed in this section become effective 90 days after notice thereof has been given to the Contract-holder. Each person to whom the change is applicable will also be notified.

It should be realized that the initial schedules of annuity purchase rates remain in effect indefinitely with respect to all purchase payments made before a change in rates. Since purchase payments on behalf of a Participant may be made long before any annuity is effected for him and since his annuity payments may continue long after that date, this risk assumed by Prudential extends many years into the future.

Although the Contract may be changed at any time by agreement between Prudential and the Contract-holder, no such change may adversely affect rights with respect to Accumulation Units credited or variable annuities effected prior to the effective date of the change (unless the change is made to comply with a law or government regulation or the consent of each Participant is obtained).

The Contract provides that if at any time an investment manager other than Prudential is selected for VCA-2, Prudential may determine that no new Participants will become covered under the Contract.

E. PERIODIC REPORTS

Participants will be sent semi-annual reports showing the financial condition of VCA-2 including the investments held in the account. Each Participant will also be sent, at least annually, a statement of the number of Accumulation Units credited to his account as of the end of the preceding accounting year.

F. PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise.

A contract-holder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of the Board of Directors as to the portion, if any, of the divisible surplus of Prudential which has accrued on the contract. In the case of Contracts described herein, any surplus determined to be payable as a dividend is credited to the persons participating under such Contracts.

No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. The determination of such surplus is within the sole discretion of Prudential's Board of Directors. When any payments of divisible surplus are made, they may take the form of additional payments to annuitants and additions to the accounts of other Participants and beneficiaries. The only payments of divisible surplus made to date have taken the form of additional payments to annuitants.

Such payments amounted to $_____ during 1996. This amount represented __% of the total amount of annuity payments from VCA-2 in 1996. The increase in the amount received by individual annuitants varied from the __%, depending on their age, sex and form of annuity. The equivalent figures for 1995 were $12,650 and .42% and for 1994 were $13,605 and .5%.

                               FEDERAL TAX STATUS

In the opinion of counsel, under the Internal Revenue Code, the operations of VCA-2 form a part of and are taxed with the operations of Prudential. A ruling to this effect has been received from the Internal Revenue Service. The effect of this basis of taxation is that the Accumulation and Annuity Unit Values are not reduced by federal income taxes under current law.

In the opinion of counsel, the Contract meets the requirements of Section 403(b) of the Internal Revenue Code. Contributions on behalf of a Participant under such a Contract are excludable from the Participant's gross income to the extent the contributions do not exceed the "exclusion allowance" specified in the Code. A further limit of $9,500 generally applies to salary reduction contributions.
Section 415 of the Code also imposes an overall limit on the maximum annual contribution which can be made to the Contract by or on behalf of a Participant. Generally, this limit on annual contributions is the lesser of $30,000 or 25% of his compensation. Increases in the Accumulation and Annuity Unit Values are not includable in the Participant's gross income in the year credited. Amounts distributed to a Participant in the form of an annuity or otherwise are includable in the Participant's gross income when received and are taxed at ordinary income rates. However, an exclusion from federal income tax is provided for distributions attributable to contributions which were includable in the Participant's gross income when they were originally made.

In general, a death benefit consisting of amounts paid to a Participant's beneficiary is includable in the Participant's estate for federal estate tax purposes.

Benefits accruing after December 31, 1986 under Section 403(b) annuity contracts are subject to required minimum distribution rules which specify the time when payment of benefits must begin and the minimum amount which must be paid annually. These rules apply to Participants and to beneficiaries. Generally, payment of benefits to Participants must begin no later than April 1st of the calendar year following the later of (i) the year the employee retires, or (ii) the year in which the Participant attains age 70 1/2. If the Participant dies before the entire interest in the contract has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the Participant dies before payment of benefits has begun (or is treated as having begun) the entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant died and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy. If the Participant's spouse is the designated beneficiary, payments can be deferred until December 31 of the year in which the Participant would have attained age 70 1/2. An excise tax applies to Participants or beneficiaries who reach the date when distributions are required to begin and fail to take the required minimum distribution in any calendar year.

Payers of pension distributions (including insurance companies) are required to withhold taxes on pension and annuity payments. This applies to payments made under a tax-deferred annuity program (including total or partial withdrawals).

Certain distributions from qualified plans under Section 403(b) of the Code, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; or (c) distributions which are required as minimum distributions. A recipient of a distribution which is not subject to mandatory withholding may elect not to have any taxes withheld from his distribution. Participants must be notified annually of their right to change their withholding elections. Payers of taxable pension payments must report such payments to the Internal Revenue Service.

If a transfer is made from a Participant's accumulation account under this Contract to another tax-deferred annuity program, no tax will be withheld from the amount transferred.

A premature distribution penalty tax generally applies to withdrawals made prior to age 59 1/2. Certain exceptions do, however, apply. In addition, Federal tax law imposes restrictions on Withdrawals from Section 403(b) annuities (See Withdrawal (Redemption) of Purchase Payments Prior to Death," pages 12 and 13). Therefore, persons contemplating participation in a Section 403(b) annuity should consult a tax advisor concerning the tax consequences of a withdrawal under the Contract.

The above description of certain federal income and estate tax rules that may apply to a Participant is not exhaustive. A Participant should consult with appropriate tax advisers concerning the applicability of the rules to the Participant's personal tax circumstances.

                                  VOTING RIGHTS

In addition to Prudential, each person who has an individual accumulation account or a variable annuity as to which values or payments depend upon the investment results of VCA-2 has the right to vote at meetings of such persons. They are entitled to vote to:

   A. approve any amendments of the Agreement for Investment Management Services and approve any such new agreements negotiated by the Committee;

   B. approve any recommendations made by the Committee regarding changes in the fundamental investment policies of the Account; and

   C. any matters requiring a vote of persons having voting rights with respect to VCA-2.

Meetings of persons having voting rights are not required to be held annually. The Rules and Regulations of VCA-2 provide that meetings of persons having voting rights may be called by a majority of the Committee. The Committee is required to call a meeting of persons having voting rights in the event that at any time less than a majority of the members of the Committee holding office at that time were elected by persons having voting rights. Such meeting must be held within 60 days unless the Securities and Exchange Commission by order extends such period. In addition, the Committee is required to call meetings of persons with voting rights in order to submit for a vote matters on which such persons are entitled to vote (as listed above).

For the purpose of determining the persons having voting rights in respect of VCA-2 who are entitled to notice of and to vote at meetings, the Committee may fix, in advance, a date as the record date which shall not be more than 70 nor less than 10 days before the date of such meeting.

The number of votes which each person may cast at a meeting of persons having voting rights in VCA-2 is equal to the number of dollars and fractions thereof in his accumulation account as of the record date or, if he is an annuitant, the number of dollars and fractions thereof equal in value to the portion of the assets in VCA-2 held to meet the annuity obligations to him on such date. This number decreases as annuity payments are made. Votes may be cast either in person or by proxy and persons entitled to vote receive all proxy materials.

Prudential is entitled to vote the number of votes and fractions thereof equal to the number of dollars and fractions thereof of its own funds invested in VCA-2 as of the record date. Prudential will cast its votes in the same proportions as all other votes represented at the meeting, in person or by proxy.

As defined by the 1940 Act and as referred to elsewhere in this Prospectus, a majority vote of persons having voting rights in respect of VCA-2 means (a) 67% or more of the votes of such persons present at a meeting if more than 50% of all votes entitled to be cast are held by persons present in person or represented by proxy at such meeting, or (b) more than 50% of all votes entitled to be cast, whichever is less.

                              OTHER CONTRACTS ON A
                                 VARIABLE BASIS

In addition to the Contracts, Prudential currently issues other forms of contracts on a variable basis. At present, purchase payments under such other contracts are not held in VCA-2 but are held in other separate accounts.

                                STATE REGULATION

Prudential is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policy and contract-holders. This regulation does not involve any supervision or control over the investment policy of VCA-2 or over the selection of investments therefor except for verification of the compliance of Prudential's investment portfolio with New Jersey law. See "Investment restrictions imposed by state law" in the Statement of Additional Information.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. No variable contract may be issued for delivery in New Jersey prior to the written acknowledgement by the Department of Insurance of its filing. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." Approval can also be withheld or withdrawn if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Persons engaged in the negotiation or sale of a variable annuity contract in New Jersey are not subject to the provisions of the laws of New Jersey governing the sale of securities. Such persons and such contracts may be subject to similar laws (commonly known as "Blue-Sky Laws") in other states where such contracts are sold.

                                LEGAL PROCEEDINGS

Several actions have been brought against Prudential on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, certain insurance companies affiliated with Prudential and agents appointed by Prudential and such companies.

Prudential is engaged in routine litigation of various kinds which in its judgment is not of material importance in relation to its total assets.

There is no litigation pending the outcome of which might have a material effect on the operations of VCA-2.

                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission. Participants may also receive further information about the Contracts at the address and phone number set forth on the cover page of this Prospectus.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                                         PAGE

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-2 .....................     2
    Investment restrictions adopted by VCA-2 ..........................     2
    Investment restrictions imposed by state law ......................     3
    Loans of portfolio securities .....................................     4
    Portfolio turnover rate ...........................................     4
    Portfolio brokerage and related practices .........................     4
    Custody of securities .............................................     5
THE VCA-2 COMMITTEE ...................................................     6
  Remuneration of members of the committee and certain
    affiliated persons ................................................     6
DIRECTORS AND OFFICERS OF PRUDENTIAL ..................................     7
SALE OF GROUP VARIABLE ANNUITY CONTRACTS ..............................    10
EXPERTS ...............................................................    10
FINANCIAL STATEMENTS OF VCA-2 .........................................    11
FINANCIAL STATEMENTS OF THE PRUDENTIAL ................................    20

                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                               PERMIT No. 2145
                                                                 NEWARK, N.J.


The Prudential Insurance Company of America
c/o Prudential Retirement Services
30 Scranton Office Park
Moosic, Pennsylvania 18507-1789


ADDRESS CORRECTION REQUESTED

FORWARDING AND

RETURN POSTAGE GUARANTEED




















GP-28 ED. 5/96

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1997

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS
                                 ISSUED THROUGH

                                 THE PRUDENTIAL
                           VARIABLE CONTRACT ACCOUNT-2

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986. Contributions made on behalf of Participants are invested in The Prudential Variable Contract Account-2, a separate account primarily invested in common stocks.

                                ----------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May1, 1997, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement Services, 30 Scranton Office Park, Moosic, Pennsylvania 18507-1789, or by telephoning 1-800-458-6333.


                              TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-2 .........................   2
 Investment restrictions adopted by VCA-2 .................................   2
 Investment restrictions imposed by state law .............................   3
 Loans of portfolio securities ............................................   4
 Portfolio turnover rate ..................................................   4
 Portfolio brokerage and related practices ................................   4
 Custody of securities ....................................................   5
THE VCA-2 COMMITTEE .......................................................   6
 Remuneration of members of the committee and certain affiliated persons ..   6
DIRECTORS AND OFFICERS OF PRUDENTIAL ......................................   7
SALE OF GROUP VARIABLE ANNUITY CONTRACTS ..................................  10
EXPERTS ...................................................................  10
FINANCIAL STATEMENTS OF VCA-2 .............................................  11
FINANCIAL STATEMENTS OF THE PRUDENTIAL ....................................  20


                  The Prudential Insurance Company of America
                  c/o Prudential Retirement Services
                  30 Scranton Office Park
                  Moosic, PA 18507-1789
                  Telephone 1-800-458-6333

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                INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-2

Prudential acts as investment manager for VCA-2 under an Agreement for Investment Management Services. The Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

Prudential continues to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients. Prudential's Agreement for Investment Management Services with VCA-2 was approved initially by the Participants at their meeting on May 29, 1969 and was most recently renewed by unanimous vote of the Committee on November 22, 1996. The Service Agreement was approved by participants in VCA-2 on July 25, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA-2 Committee on November 22, 1996. The Account's Agreement for Investment Management Services and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of the entire Committee or by a majority vote of persons entitled to vote in respect of the Account. The Account's Agreement for Investment Management Services will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.


The Service Agreement will continue in effect as to the Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the Agreement for Investment Management Services between Prudential and the Account. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to the Account in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and the Account. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to the Account, see "Voting Rights," page 21 and 22 of the Prospectus.

Prudential is responsible for the administrative and recordkeeping functions of VCA-2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 0.5% of the net value of the assets of VCA-2. One-half (0.25%) of this charge is for assuming expense risks; 1 @4 (0.125%) of this charge is for assuming mortality risks; and 1 @4 (0.125%) is for investment management services. During 1996, 1995 and 1994 Prudential received $_________, $2,195,986 and $2,085,191 respectively from VCA-2 for assuming mortality and expense risks and for providing investment management services.

There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. During 1996, 1995 and 1994 Prudential collected $_________, $34,067 and $42,008 respectively from VCA-2 in those annual account charges.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The sales charges imposed on purchase payments to VCA-2 during 1996, 1995 and 1994 were $___________, $180,356 and
$108,110 respectively.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED
BY VCA-2

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA-2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA-2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-2's total assets, more than 5% of VCA-2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-2's total assets (determined at the time of the investment) would be invested in a single industry.

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Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-2 except that VCA-2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-2 except that VCA-2 may purchase and sell financial futures contracts and related options.

Loans. VCA-2 will not lend money, except that loans of up to 10% of the value of VCA-2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA-2 in accordance with its investment objectives and policies.

Borrowing. VCA-2 will not issue senior securities, borrow money or pledge its assets, except that VCA-2 may borrow from banks up to 33-1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-2 may pledge up to 33-1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA-2 will not purchase securities on margin (but VCA-2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA-2 will not underwrite the securities of other issuers, except where VCA-2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-2 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA-2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
ADOPTED BY VCA-2

The VCA-2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA-2.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

Short Sales. VCA-2 will not make short sales of securities or maintain a short position, except that VCA-2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA-2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.


INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA-2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

   1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

   2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend

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      on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

   3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available. As of the date of this Prospectus no such determination has been made.

   4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA-2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.


ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES
CONTRACTS

As described in the prospectus, VCA-2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA-2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA-2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA-2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA-2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA-2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA-2 from liquidating an unfavorable position and VCA-2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.


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ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA-2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA-2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA-2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA-2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA-2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA-2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA-2 originally wrote the OTC option. There can be no assurance that VCA-2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA-2 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA-2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA-2 will write only "covered" options on stocks. A call option is covered if:
(1) VCA-2 owns the security underlying the option; or (2) VCA-2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or(3) VCA-2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA-2 in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) VCA-2 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) VCA-2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put


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written or less than the exercise price if the difference is maintained by VCA-2 in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.

VCA-2 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA-2 security from a decline in market value). The loss to VCA-2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA-2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA-2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA-2 may purchase call options for hedging or investment purposes. VCA-2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA-2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA-2 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA-2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA-2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA-2 will also segregate or deposit for the benefit of VCA-2's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA-2's use of straddles will be limited to 5% of VCA-2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA-2's net assets at the time the straddle is written).

VCA-2 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA-2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA-2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA-2 purchases a put option on an underlying security it owns.

VCA-2 may also purchase call options on debt securities for hedging or investment purposes. VCA-2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA-2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA-2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA-2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA-2 will write only "covered" options on stock indices. A call option is covered if VCA-2 follows the segregation requirements set forth in this paragraph. When VCA-2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the

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option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA-2 has not written a stock call option and which has not been hedged by VCA-2 by the sale of stock index futures. When VCA-2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA-2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA-2 will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term debt obligations equal in value to the difference. In addition, when VCA-2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA-2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA-2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA-2 in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian.

A put option is covered if: (1) VCA-2 holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA-2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA-2 in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with its custodian.

VCA-2 may purchase put and call options on stock indices for hedging or investment purposes. VCA-2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA-2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA-2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA-2. Price movements in VCA-2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA-2 bears the risk that the price of the securities held by VCA-2 may not increase as much as the index. In such event, VCA-2 would bear a loss on the call which is not completely offset by movement in the price of VCA-2's equity securities. It is also possible that the index may rise when VCA-2's securities do not rise in value. If this occurred, VCA-2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA-2 has written a call, there is also a risk that the market may decline between the time VCA-2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA-2 is able to sell stocks in its portfolio. As with stock options, VCA-2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA-2 would be able to deliver the underlying securities in settlement, VCA-2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA-2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA-2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA-2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA-2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA-2's successful use of options on foreign currencies depends upon the investment adviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA-2 may enter into certain transactions involving options on futures contracts. VCA-2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA-2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment adviser may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA-2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA-2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA-2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA-2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA-2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA-2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA-2's successful use of forward contracts depends upon the investment adviser's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities marketsgenerally.

INTEREST RATE SWAP TRANSACTIONS

VCA-2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA-2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA-2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the

Account anticipates purchasing at a later date. VCA-2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, VCA-2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA-2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


LOANS OF PORTFOLIO SECURITIES

VCA-2 may from time to time lend its portfolio securities to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA-2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA-2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA-2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA-2 will not lend its portfolio securities to broker-dealers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect VCA-2's ability to maximize its securities lending opportunities.

PORTFOLIO TURNOVER RATE


VCA-2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA-2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA-2. The annual portfolio turnover rate was % in 1996, 42.21% in 1995, and 36.85% in 1994.


PORTFOLIO BROKERAGE AND RELATED PRACTICES

In connection with decisions to buy and sell securities for VCA-2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA-2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for VCA-2, consideration is given to whether the broker or dealer has furnished PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. PIC uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA-2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA-2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA-2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA-2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.


An affiliated broker may be employed to execute brokerage transactions on behalf of VCA-2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1996, 1995 and 1994, $______, 0, and $5,861, respectively, was paid to Prudential Securities Incorporated, an affiliated broker. For 1996, the commissions paid to this affiliated broker constitutes __% of the total commissions paid by VCA-2 for that year, and the transactions through this affiliated broker accounted for __% of the aggregate dollar amount of transactions for VCA-2 involving the payment of commissions. VCA-2 may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.


Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA-2.


During the calendar year 1996, $_____ was paid to various brokers in connection with securities transactions for VCA-2. Of this amount, approximately __% was allocated to brokers who provided research and statistical services to Prudential. The equivalent figures for 1995 were $655,211 and 76.62% and for 1994 were $516,567 and 71.03%.


CUSTODY OF SECURITIES


Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of VCA-2's assets and maintains certain books and records in connection therewith.

                             THE VCA-2 COMMITTEE

VCA-2 is managed by The Prudential Variable Contract Account-2 Committee ("VCA-2 Committee"). The members of the Committee are elected by the persons having voting rights in respect of the VCA-2 Account. The affairs of the Account are conducted in accordance with the Rules and Regulations of the Account. The members of the Account's Committee, the Account's Secretary and Assistant Secretaries and the principal occupation of each during the past five years are shown below.

VCA-2 COMMITTEE


MENDEL A. MELZER*, Chairman and Member of the Committee -- Chief Investment Officer (since 11/96), Prudential mutual funds and annuities (business unit of Prudential). Senior Vice-President and Chief Financial Officer, Prudential Preferred Financial Services (a unit of PAMCO from 19/93 to 19/95. Vice-President, Managing Director, Prudential Investment Corporation from 1991 to 1993. to 1993. Address: 751 Broad Street, Newark, N.J. 07102.


SAUL K. FENSTER, Member of the Committee -- President, New Jersey Institute of Technology (education). Address: 323 Martin Luther King Jr. Boulevard, Newark, New Jersey 07102.


JONATHAN M. GREENE*, President and Member of the Committee -- President of Investment Management (since 3/96), Prudential Investment. Vice President and Portfolio Manager, T. Rowe Price Associates, Inc. from 6/74 to 3/96. Address:
751 Broad Street, Newark, N.J. 07102.


W. SCOTT McDONALD, JR., Member of the Committee -- Principal, Scott McDonald & Associates since 4/95; prior to 4/95, Executive Vice President, Fairleigh Dickinson University; prior to 9/91, Executive Vice President, Drew University.
Address: 9 Zamrok Way, Morristown, New Jersey 07960.



JOSEPH WEBER, Member of the Committee -- Vice President, Interclass (International corporate learning) since 10/90. President, Alliance for Learning from 3/88 to 10/90. Consultant since 3/87. Address: 37Beachmont Terrace, North Caldwell, New Jersey 07006.




THOMAS A. EARLY, Secretary to the Committee -- Vice President and General Counsel, Prudential Retirement Services since 4/94. Associate General Counsel, Frank Russell Company from 1988 to 1994. Address: 100 Mulberry Street, Gateway Center 2 Newark, NJ 07102.

C. CHRISTOPHER SPRAGUE, Assistant Secretary to the Committee -- Assistant General Counsel, The Prudential since 12/94. Staff Attorney and Senior Counsel, U.S. Securities and Exchange Commission from 9/88 to 11/94.
Address: 213 Washington Street.



MICHAEL G. WILLIAMSON, Assistant Secretary to the Committee -- Director and Assistant Comptroller, Prudential Defined Contribution Services since 11/93; Manager, Prudential Defined Contribution Services from 10/88 to 11/93. Address:
30 Scranton Office Park, Moosic, Pennsylvania 18507.


*These Members of the Committee are interested persons of Prudential, its affiliates or VCA-2, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between VCA-2 and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or VCA-2. Messrs. Melzer and Greene, Members of the Committee, are interested persons of Prudential, as that term is defined in the 1940 Act, because they are officers of Prudential, the investment adviser of VCA-2. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or VCA-2. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.


REMUNERATION OF MEMBERS OF THE COMMITTEE AND CERTAIN AFFILIATED PERSONS

No member of the VCA-2 Committee nor any other person (other than Prudential) receives remuneration from the Account. Prudential pays certain of the expenses relating to the operation of, including all compensation paid to members of the Committee, its Chairman, its Secretary and Assistant Secretaries. No member of the VCA-2 Committee, its Chairman, its Secretary or Assistant Secretaries who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                     DIRECTORS AND OFFICERS OF PRUDENTIAL

The names of all Directors and certain officers of Prudential and the positions and offices and principal occupation of each during the past five years are shown below. The Contract-holder under each Contract will be entitled to one vote for the election of Prudential Directors. Participants will not be entitled to vote.

                                  DIRECTORS

FRANKLIN E. AGNEW, Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee. Business consultant since 1987. Senior Vice President H.J. Heinz from 1971 to 1986. Mr.Agnew is also a director of Bausch & Lomb Inc. and John Wiley & Sons, Inc. Age 61. Address:
One Mellon Bank Center, Suite 2120, Pittsburgh, PA 15219.

FREDERICK K. BECKER, Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics. President, Wilentz Goldman and Spitzer (law firm) since 1989, with firm since 1960. Age 60.
Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

WILLIAM W. BOESCHENSTEIN, Director since 1982 (current term expires April,
1997). Chairman, Executive Committee; Member, Auditing Committee. Retired since 1990. Chairman of the Board and Chief Executive Officer, Owens-Corning Fiberglas Corporation from 1981 to 1990. Mr. Boeschenstein is also a director of FMC Corp. Age 70. Address: One Seagate, Suite 1530, Toledo, OH 43604.

LISLE C. CARTER, JR., Director since 1987 (current term expires April, 1997). Chairman, Committee on Nominations; Member Executive Committee; Member Finance Committee. Retired since 1991. Senior Vice President and General Counsel, United Way of America from 1988 to 1991. Age 70. Address: 1307 Fourth Street, S.W., Washington, DC 20024.

JAMES G. CULLEN, Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Vice Chairman, Bell Atlantic Corporation. President, Bell Atlantic Corporation from 1993 to 1995. President New Jersey Bell 1989 to 1993. Mr. Cullen is also a director of Johnson& Johnson. Age 53. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director since 1989 (current term expires April, 1997). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. National and International Health Care Advisor, Ernst & Young since 1985. Dr. Davis is also a director of Merck & Co., Inc., Beckman Instruments, Inc., Pharmaceutical Marketing Services, Inc. and Science Applications International Corporation. Age 64. Address: 1225
Connecticut Avenue, N.W., Washington, DC 20036.

ROGER A. ENRICO, Director since 1994 (current term expires April, 1998). Member, Committee on Nominations; Member, Compensation Committee. CEO PepsiCo, Inc. since 1996. Vice Chairman, PepsiCo, Inc. from 1993 to 1996. Chairman and CEO, Pepsi Co. Worldwide Food, from 1991 to 1993. President and CEO, Pepsi Co. Worldwide Beverage from 1986-1991. Mr. Enrico is also a director of Dayton Hudson Corporation and A.H.Belo Corporation. Age 51. Address: 14841 North Dallas Parkway, Dallas, TX, 75240.

ALLAN D. GILMOUR, Director since 1995 (current term expires April, 1999). Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of USWest, Inc., Whirlpool Corporation and The Dow Chemical Company. Age 61.
Address: 751 Broad Street, Newark, NJ 07102.

WILLIAM H. GRAY, III, Director since 1991 (current term expires April, 2000). Member, Finance Committee; Member, Committee on Nominations. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr.Gray served in Congress from 1979 to 1991. Mr.Gray is also a director of Warner-Lambert Co., Chase Manhattan Corp., Municipal Bond Investors Assurance Corp., Westinghouse Electric Corp., Union Pacific Corp., Lotus Development Corp., and Rockwell International Corp. Age 54. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031.

JON F. HANSON, Director since 1991 (current term expires April, 1997). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Co. since 1976. Mr. Hanson is also a director of United Water Resources. Age 59. Address: 235 Moore Street, Suite 200, Hackensack,
NJ 07601.

CONSTANCE J. HORNER, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Nominations. Guest Scholar, The Brookings Institution since 1993. Assistant to the President and Director of Presidential Personnel, U.S. Government, 1991-1992. Deputy Secretary, Department of Health & Human Services from 1989 to 1991. Ms. Horner is also a director of Pfizer, Inc., Ingersoll-Rand Company and Foster Wheeler Corporation. Age 54.
Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

ALLEN F. JACOBSON, Director since 1992 (current term expires April, 1997). Member, Auditing Committee; Member Compensation Committee. Retired since 1991. Chairman of the Board and Chief Executive Officer, Minnesota Mining & Manufacturing Co. from 1986 to 1991. Mr. Jacobson is also a director of Abbott Laboratories, Deluxe Corp., Northern States Power Co., Silicon Graphics, Inc., Valmont Industries, 3M, Mobil Corporation, U.S. West, Inc., Sara Lee Corporation and Potlatch Corporation. Age 69: Address: 3050 Minnesota World Trade Center, St. Paul, MN 55101.

GARNETT L. KEITH, JR., Director since 1984 (current term expires April, 1999). Vice Chairman of Prudential since 1984. Mr. Keith is also a director of Super Valu Stores, Inc., AEA Investors, Inc. and Pan-Holding, Societe Anonyme. Age 60.
Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director since 1978 (current term expires April, 1998). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Nominations. Professor, Princeton University, since 1988. Dr. Malkiel is also a director of The Jeffrey Co., Vanguard Group, Inc., Amdahl Corporation, Baker Fentress & Company, and Southern New England Telecommunications Co. Age 63.
Address: 110 Fisher Hall, Prospect Avenue, Princeton University, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 53. Address: 751 Broad Street, Newark, NJ 07102-3777.

CHARLES R. SITTER, Director since 1995 (current term expires April, 1999). Member, Committee on Dividends. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957; he is currently a director of Exxon. Age 65. Address: 5959 Las Colinas Boulevard, Irving, TX
75039.

DONALD L. STAHELI, Director since 1995 (current term expires April, 1999). Member, Compensation Committee. Chairman and Chief Executive Officer, Continental Grain Company since 1994. Mr. Staheli was Chairman of Continental Grain from 1988 to 1994. Age 64. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director since 1976 (current term expires April, 2000). Chairman, Compensation Committee; Member, Committee on Nominations, Member, Executive Committee. Chairman of the Board and Chief Executive Officer, The Toronto-Dominion Bank since 1978. Mr. Thomson is also a director of CGC, Inc., Eaton's of Canada, Ltd., INCO, Ltd., The Thomson Corp. National Retail Credit Services Limited, TEC Leaseholds Limited, Thomglen Corporation and S.C. Johnson & Son, Ltd. Age 62. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director since 1996 (current term expires April, 2000). Chairman and Chief Executive Officer of Unisys Corporation since 1990. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Township Line& Union Meeting Roads, Blue Bell, PA 19424.

P. ROY VAGELOS, M.D., Director since 1989 (current term expires April, 1997). Chairman, Auditing Committee; Member, Committee on Dividends; Member, Executive Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of Pepsi Co., Inc., The Estee Lauder Companies Inc. and McDonnell Douglas Corp. Age 66. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Auditing Committee; Member, Executive Committee. Attorney, Picco Herbert Kennedy (law firm) from 1990. Partner of Jamieson, Moore, Peskin & Spicer from 1984 to 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 62. Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director since 1988 (current term expires April, 2000). Member, Committee on Dividends; Member, Committee on Nominations. Chairman, James D. Wolfensohn, Inc. since 1988; Chief Executive Officer, James D. Wolfensohn, Inc. since 1995. Chairman, J. Rothschild, Wolfensohn & Co. from 1992 to 1995. Mr Volcker is also a director of Fuji-Wolfensohn International, Nestle, S.A., UAL Corp. and the Board of Governors, American Stock Exchange. Age 68. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Dividends. Chairman of the Board, The Williams Companies since 1994. Chairman & Chief Executive Officer, The Williams Companies 1979-1993. Mr.Williams is also a director of Flint Industries and The Orvis Company. Age 62. Address: One Williams Center, Tulsa, OK 74102.

                       EXECUTIVE OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN, Chairman, Chief Executive Officer, and President since 1994. Age 53.

GARNETT L. KEITH, JR., Vice Chairman since 1984. Age 60.

E. MICHAEL CAULFIELD, Chief Executive Officer, Money Management Group since 1995; 1989-92 Managing Director. Age 49.

MARK B. GRIER, Chief Financial Officer since 1995. Age 43.

WILLIAM P. LINK, President and Chief Executive Officer, Prudential HealthCare Group since 1995; 1987-90: Senior Vice President. Age 49.

JOHN V. SCICUTELLA, Operations and Systems Executive Officer since 1995. Age 47.

ERIC A. SIMONSON, President, Private Asset Management Group since 1995; 1989-94 Senior Managing Director.Age 50.

WILLIAM F. YELVERTON, Chief Executive Officer, Individual Insurance Group since 1995. Age 54.

MARTIN BERKOWITZ, Senior Vice President and Comptroller since 1995. Age 47.

WILLIAM M. BETHKE, Senior Vice President since 1986. Age 48.

STEPHEN R. BRASWELL, Senior Vice President since 1983. Age 54.

ROBERT M. CHMELY, Senior Vice President since 1988. Age 61.

WILLIAM D. FRIEL, Senior Vice President since 1993; 1988-92: Vice President. Age 56.

JAMES R. GILLEN, Senior Vice President and General Counsel since 1984. Age 58.

BRUCE J. GOODMAN, Senior Vice President since 1993. Age 54.

SAMUEL H. HAVENS, Senior Vice President since 1989; 1985-89: Vice President. Age 52.

IRA J. KLEINMAN, Senior Vice President since 1992; 1978-92: Vice President. Age 48.

DONALD C. MANN, Senior Vice President since 1990; 1985-90: Vice President. Age
53.

PRISCILLA A. MYERS, Senior Vice President and Auditor since 1995. Age 46.

RICHARD O. PAINTER, President, Prudential Insurance& Financial Services since 1995. Age 48.

I. EDWARD PRICE, Senior Vice President since 1993; 1990-93; Senior Vice President and Company Actuary. 1986-90: Senior Vice President. Age 53.

KIYOFUMI SAKAGUCHI, President, Prudential International Insurance since 1995. Age 53.

GREGORY W. SCOTT, Chief Financial Officer, Prudential Healthcare Group since 1995. Age 42.

C. EDWARD CHAPLIN, Vice President and Treasurer since 1995. Age 39.

SUSAN L. BLOUNT, Vice President and Secretary since 1995. Age 38.

                    SALE OF GROUP VARIABLE ANNUITY CONTRACTS


Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable. During 1996, 1995 and 1994 Prudential received $_______, $180,356, and $108,110 respectively, as sales charges in connection with the sale of these contracts. Prudential credited $______, $100,063 and $93,325 respectively to other broker-dealers in connection with such sales.


                                   EXPERTS


The financial statements included in this Statement of Additional Information and the condensed financial information in the Prospectus have been audited by Price Waterhouse LLP, independent auditors, as stated in their report appearing herein, and the financial statements have been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The Committee approves the accountant's employment annually. Price Waterhouse's business address is 1177 Avenue of the Americas, New York, N.Y. 10036.

Financial statements for VCA-2 and Prudential, as of December31, 1996, are included in this Statement of Additional Information, beginning at page 11.

Item 28. FINANCIAL STATEMENTS AND EXHIBITS


         (a)   Financial Statements [to be added by amendment]

               (1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 1996; the Statement of Operations for the period ended December 31, 1996; the Statements of Changes in Net Assets for the periods ended December 31, 1996 and 1995; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).



               (2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 1996 and 1995; the Consolidated Statements of Operations and Changes in Surplus and Asset Valuation Reserve (AVR) and the Consolidated Statements of Cash Flows for the years ended; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).



         (b)   Exhibits
               (1)  Resolution of the Board of Directors        Incorporated by reference to
                    of The Prudential Insurance                 Exhibit 1 to this Registrant's Form
                    Company of America establishing             N-8B-1 Registration Statement, File
                    The Prudential Variable Contract            No.811-1612
                    Account-2                                   (filed herewith)



               (2)  Rules and Regulations of The                Incorporated by reference to
                    Prudential Variable Contract                Exhibit (2) to Post-Effective
                    Account-2                                   Amendment No. 41 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (3) (i) Custodian Agreement with                 Incorporated by reference to
                   Morgan Guaranty Trust Company                Exhibit (8)(i) to Post-Effective
                   of New York                                  Amendment No. 25 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (ii) Custodian Agreement with                Incorporated by reference to
                   Manufacturers Hanover Trust                  Exhibit (8) (ii) to Post-Effective
                   Company                                      Amendment No. 25 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (4) (i) Agreement for Investment                 Incorporated by reference to
                   Management Services between                  Exhibit 5 to Registrant's
                   Prudential and The Prudential                Form N-8B-1 Registration Statement,
                   Variable Contract Account-2                  File No. 811-1612
                                                                (To be filed via EDGAR)

                   (ii) Amendment No. 1 to Agreement             Incorporated by reference to
                   for Investment Management Services           Exhibit 1 (5)(b) to Post-Effective
                   between Prudential and The                   Amendment No. 8 to this
                   Prudential Variable Contract                 Registration Statement
                   Account-2                                    (To be filed via EDGAR)


               (5) (i) Agreement Relating to the Sale           Incorporated by reference to
                   of Group Variable Annuity Contracts          Exhibit 6 to this Registrant's
                   between Prudential and The                   Form N-8B-1 Registration Statement,
                   Prudential Variable Contract                 File No.811-1612
                   Account-2                                    (To be filed via EDGAR)

                   (ii) Amendment to Agreement                  Incorporated by reference to
                   Relating to the Sale of Group                Exhibit 6(ii) to Post-Effective
                   Variable Annuity Contracts between           Amendment No.  25 to this
                   Prudential and The Prudential                Registration Statement
                   Variable Contract Account-2                  (To be filed via EDGAR)

                   (iii) Dealer Agreement between               Incorporated by reference to
                   Prudential, The Prudential Variable          Exhibit 6(iii) to Post-Effective
                   Contract Account-2 and Prudential-           Amendment No. 34 to this
                   Bache Securities Inc.                        Registration Statement
                                                                (To be filed via EDGAR)

                   (iv) Agreement for the Sale of VCA-2         Incorporate by reference to
                   Contracts between Prudential, The            Exhibit 5(iv) to Post-Effective
                   Prudential Variable Contract                 Amendment No. 46 to this
                   Account-2 and Prudential Retirement          Registration Statement
                   Services, Inc.                               (To be filed via EDGAR)


                   (v) Agreement for the Sale of VCA-           Filed with this Registration
                   Contracts between Prudential, The            Statement.
                   Prudential Variable Contract
                   Account-2 and Prudential Investment
                   Management Services LLC


               (6) (i) Specimen copy of group variable          Incorporated by reference to
                   annuity contract Form GVA-120, with          Exhibit (4) to Post-Effective
                   State modifications                          Amendment No. 32 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (ii) Specimen copy of Group Annuity          Incorporated by reference to
                   Amendment Form GAA-7764 for                  Exhibit (6)(ii) to Post-Effective
                   tax-deferred annuities                       Amendment No 42 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (iii) Specimen copy of Group                 Incorporated by reference to
                   Annuity Amendment Form GAA-7852              Exhibit (6)(iii) to Post-Effective
                   for tax-deferred annuities                   Amendment No. 45 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (7) Application form                             Incorporated by reference to
                                                                Exhibit (4) of Post-Effective
                                                                Amendment No. 32 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (8) (i) Amended Charter of Prudential            Incorporated by reference to
                   and the Adoption and Ratification of         Exhibit (8)(i) to Post-Effective
                   a New Amended charter of such                Amendment No. 27 to the
                   Corporation                                  Registration Statement of The
                                                                Prudential Variable Contract
                                                                Account-10, Registration
                                                                No.2-76580, filed April  , 1996



                   (ii) Copy of the By-Laws of                  Incorporated by reference to
                   Prudential, as amended                       Exhibit 99.2 to Post-Effective
                   August 8, 1995                               Amendment No. 27 to the Registration
                                                                Statement of The Prudential Variable
                                                                Contract Account-10, Registration
                                                                No. 2-76580, filed April   , 1996

              (11) (i) Service Agreement between                Incorporated by reference to
                   Prudential and The Prudential                Exhibit (10)(i) to Post-Effective
                   Investment Corporation                       Amendment No. 34 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (ii) Service Agreement between               Incorporated by reference to
                   Prudential and The Prudential Asset          Exhibit (10)(ii) to Post-Effective
                   Management Company, Inc.                     Amendment No. 34 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

              (13) (i) Consent of independent auditors          Filed with this Amendment
                   (ii) Powers of Attorney
                   (a) Members of the Registrant's              Incorporated by reference to
                   Committee Messrs. Fenster,                   Exhibit 13(ii)(a) to Post-Effective
                   Weber McDonald, Melzer and Greene            Amendment No. 26 to the
                                                                Registration Statement of The
                                                                Prudential Variable Contract
                                                                Account-10, Registration
                                                                No. 2-76580, filed April 28, 1995

                   Mr. McDonald                                 Incorporated by reference to Exhibit
                                                                13(ii)(a) to Post-Effective
                                                                Amendment No. 26 to the
                                                                Registration Statement of The
                                                                Prudential Variable Contract
                                                                Account-11, Registration No. 2-
                                                                76581, filed April 28 ,1995

                   (b) Directors and Officers                   Incorporated by reference to Post-
                   of  Prudential                               Effective Amendment No.15 to the
                                                                Registration Statement of The
                   F. Agnew, F Becker,                          Prudential Variable Appreciable
                   W. Boeschenstein,                            Account, Registration No 33-20000,
                   L. Carter, J. Cullen,                        filed May 1,1995
                   C. Davis, R. Enrico,
                   A. Gilmour, W. Gray,
                   J. Hanson, C. Horner,
                   A. Jacobson, G. Keith,
                   B. Malkiel, A. Ryan, C. Sitter,
                   D. Staheli, R. Thomson
                   R. Vagelos, S. Van Ness
                   P. Volcker, J. Williams
                   M. Grier                                     Incorporated by reference to the
                                                                Registration Statement of The
                                                                Prudential Variable Appreciable
                                                                Account, Registration No. 33-61079,
                                                                filed July 17, 1995

                   J. Unruh                                     To be filed

              (17) Financial Data Schedule                      Incorporated by reference to Form
                                                                N-SAR of The Prudential Variable
                                                                Contract Account-2, filed February
                                                                29, 1996

Item 29. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential's Directors and Executive Officers appears under the heading "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).

Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are shown on the Organization Chart on the following pages.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, a Delaware corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-24, a separate account of Prudential registered as a unit investment trust.

The Prudential is a mutual insurance company. Its financial statements include the consolidated accounts of Prudential, its wholly-owned life insurance subsidiary, Pruco Life Insurance Company, and its non-insurance subsidiaries on a fully consolidated basis. The financial statements have been prepared in conformity with generally accepted accounting principles, which as to The Prudential and its insurance subsidiaries include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.





THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS SUBSIDIARIES

The Prudential Insurance Company of America
Fine Homes, L.P. (1)                           (see page 2 for Direct and Indirect subs)
Gibraltar Casualty Company
Health Ventures Partner, Inc.
HSG Health Systems Group Limited
Industrial Trust Company
Jennison Associates Capital Corp.              JACC Services Corp.
PGR Advisors I, Inc.

                                               Clive Discount Company Limited               Clivco Nominees Limited
                                                                                            Clive Agency Bond Broking Limited

                                               Clivwell Securities Limited
                                               PRICOA Capital Group Limited
                                               PRICOA Funding Limited                       PRICOA Investment Company
                                               PRICOA Property Investment Management        Northern Retail Properties (General
                                                 Limited                                      Partner) Limited
PIC Holdings Limited                                                                        PRICOA P.I.M. (Regulated) Limited
                                                                                            TransEuropean Properties
                                                                                              (General Partner) Limited
                                                                                            TransEuropean Properties
                                                                                              (General Partner) II Limited
                                                                                            Varsity Fund (General Partner) Limited

                                               PRICOA Realty Group Limited
PIC Realty Canada Limited
PREMISYS Real Estate Services, Inc.            PREMISYS Real Estate Services, Inc. of
                                                 Colorado (2)

PRICOA Vida, Sociedad Anonima de Seguros y     PRICOA Invest, Sociedad Anonima, S.G.C.
  Reaseguros (3)
PRICOA, Vita S.p.A.
PRUCO, Inc.                                    (see pages 3-6 for Direct and Indirect subs)
Pruco Life Insurance Company                   Pruco Life Insurance Company of New Jersey
                                               The Prudential Life Insurance Company of
                                                 Arizona
Prudential Direct Advisers, Inc.
Prudential Direct Distributors, Inc.
Prudential Fund Management Canada Limited
Prudential Global Funding, Inc.                Prudential-Bache Capital Funding (Swaps)
                                                 Limited
Prudential Homes Corporation                   Prudential Texas Residential Services
                                                 Corporation
Prudential Mortgage Asset Corporation
Prudential Mortgage Asset Corporation II
Prudential Mutual Fund Management, Inc. (4)
Prudential of America General Insurance        OTIP/RAEO Insurance Company, Inc. (5)
  Company (Canada)
Prudential of America Life Insurance Company
  (Canada) (6)
Prudential Private Placement Investors, Inc.
Prudential Realty Securities II, Inc. (7)
Prudential Select Holdings, Inc.               Prudential Select Life Insurance Company
                                                 of America
Prudential Service Bureau, Inc.
PruLease, Inc.
PruServicos Participacoes, S.A. (8)
Residential Services Corporation of America    (see page 2 for Direct and Indirect subs)
Prudential HealthCare and Life Insurance
  Company of America
The Prudential Investment Corporation          (see page 7 for Direct and Indirect subs)
The Prudential Life Insurance Company of
  Korea, Ltd.
The Prudential Life Insurance Company, Ltd.
The Prudential Real Estate Affiliates, Inc.    (see page 2 for Direct and Indirect subs)
U.S. High Yield Management Company

------------------

(1)  Fine Homes, L.P. is a partnership which owns subsidiaries.

(2) PREMISYS Real Estate Services, Inc. of Colorado is 80% owned by PREMISYS Real Estate Services, Inc. and 20% owned by Peter Coakley.

(3) PRUCO, Inc. owns 26 shares ([less-than]1%) of PRICOA Vida, Sociedad Anonima de Seguros y Reaseguros.

(4) Prudential Mutual Fund Management, Inc. is 85% owned by Prudential Securities Incorporated and 15% owned by The Prudential.

(5) OTIP/RAEO Insurance Company, Inc. is 95% owned by Prudential of America General Insurance Company (Canada) and 5% owned by OTIP Insurance Brokers, Inc.

(6) Prudential of America Life Insurance Company (Canada) is 75% owned by The Prudential and 25% owned by PPI Financial Group, Ltd.

(7) Prudential Realty Securities II, Inc. is 87% owned by The Prudential and 13% owned by PRUCO, Inc.

(8)  PRUCO, Inc. owns 1 share ([less-than]1%) of PruServicos Participacoes, S.A.

6/30/95



The Prudential Insurance Company of America

                     Major Escrow Corp.
                     ML/MSB Acquisition, Inc.
                     PRICOA Relocation Management, Ltd.
                     PRS Escrow Services, Inc.
Fine Homes,  L.P.    Prudential Community Interaction Consulting, Inc.
(from p. 1)          Prudential New York Homes Corporation
                     Prudential Oklahoma Homes Corporation
                     Prudential Relocation Mangagement Company of
                       Canada Ltd.
                     Prudential Resources Management Asia, Limited
                     The Relocation Funding Corporation of America
Residential          Lender's Service, Inc.                                     Lender's Service Title Agency, Inc.
Services             Private Label Mortgage Services Corporation
Corporation          Residential Information Services, Inc.
of America           Securitized Asset Sales, Inc.
(from p. 1)          Securitized Asset Services Corporation
                     The Prudential Home Mortgage Company, Inc.                 The Prudential Home Mortgage Securities
                                                                                  Company, Inc.
The Prudential       Prudential Referral Services, Inc.
Real Estate          The Prudential Real Estate Financial Services of           The Prudential Real Estate Financial Services of
Affiliates, Inc.     America, Inc.                                                Long Island, Inc.
(from p. 1)


The Prudential Insurance Company of America


              Capital Agricultural Property Services, Inc.
              Flor-Ag Corporation
              GIB Laboratories, Inc.
              P.G. Realty, Inc.
              PIC Realty Corporation
              Pruco Securities Corporation
              Prudential Agricultural Credit, Inc.
              Prudential Capital and Investment Services, Inc.    (See Pages 4-6 for Direct and
              Prudential Dental Maintenance                         Indirect subs)
                Organization, Inc.
              Prudential Direct, Inc.
              Prudential Equity Investors, Inc.
              Prudential Funding Corporation
              Prudential Health Care Plan, Inc.
              Prudential Health Care Plan of California, Inc.
              Prudential Health Care Plan of Connecticut, Inc.
              Prudential Health Care Plan of Georgia, Inc.
              Prudential Health Care Plan of New York, Inc.
PRUCO,        Prudential Holdings, Inc.
Inc. (1)      Prudential Institutional Fund Management, Inc.
(from p. 1)                                                       Prudential Commercial Insurance Company
              Prudential Property and Casualty Insurance          Prudential General Insurance Company
                Company                                           Prudential Insurance Brokerage, Inc.
                                                                  The Prudential Lloyds (3)
                                                                  The Prudential Property and Casualty
                                                                    General Agency, Inc.
              The Prudential Property and Casualty
                Insurance Company of New Jersey
              Prudential Realty Partnerships, Inc.
              Prudential Realty Securities, Inc.
              Prudential Realty Securities II, Inc. (2)
              Prudential Reinsurance Holdings, Inc.               Prudential Reinsurance Company       Le Rocher Reinsurance, Ltd.
                                                                                                       Prudential National Insurance
                                                                                                         Company
              Prudential Retirement Services, Inc.
              Prudential Trust Company                            PTC Services, Inc.
              Prudential Uniformed Services
                Administrators, Inc.
              The Prudential Bank and Trust Company               PBT Mortgage Corporation
              The Prudential Savings Bank, F.S.B.


-------------------

(1)  PRUCO, Inc. owns 1 share ([less-than]1%) of PruServicos Participacoes,
     S.A.

(2) Prudential Realty Securities II, Inc. is 87% owned by The Prudential and 13% owned by PRUCO, Inc.

(3) The Prudential Lloyds is controlled by Prudential Property and Casualty Insurance Company by virtue of a trust agreement with each underwriter.



The Prudential Insurance Company of America

PRUCO, Inc.

Prudential Capital and Investment Services, Inc. (from p.3)

Lapine Holding      Lapine Technology Corporation
Company (1)

                    Bache Insurance Agency of Arkansas, Inc.
                    Bache Insurance Agency of Louisiana,              Prudential-Bache Securities
                      Inc.                                              (Germany) Inc.
                    BraeLoch Successor Corporation                    (See page 5 for Direct and
                                                                        Indirect subs)
                    PB Bullion Company, Inc.
                    PB Services (U.K.)
                    PGR Advisors, Inc.
                    Prudential-Bache Agriculture Inc.
                    Prudential-Bache Capital Funding
                      (Australia) Limited
                    Prudential-Bache Capital Funding BV               Audley Finance BV
                    Prudential-Bache Energy Corp.
                    Prudential-Bache Energy Production Inc.
                    Prudential-Bache Holdings Inc.                    Prudential-Bache Partners Inc.
                    Prudential-Bache International Bank S.A.
                    Prudential-Bache International (U.K.)             (See page 6 for Direct and
                      Limited                                           Indirect subs)
                    Prudential-Bache Investor Services Inc.
                    Prudential-Bache Investor Services II, Inc.
Prudential          Prudential-Bache Leasing Inc.
Securities          Prudential-Bache Minerals Inc.
Group Inc.          Prudential-Bache Program Services Inc.
                    Prudential-Bache Properties, Inc.
                    Prudential-Bache Real Estate, Inc.
                    Prudential-Bache Securities (Australia)           (See page 5 for Direct Subs)
                      Limited
                    Prudential-Bache Trade Services Inc.              PB Trade Ltd.
                                                                                                       Prudential-Bache Forex (Hong
                                                                                                         Kong) Limited
                                                                      Prudential-Bache Forex (USA)     Prudential-Bache Forex (U.K.)
                                                                        Inc.                             Limited
                    Prudential-Bache Transfer Agent
                      Services, Inc.

                    Prudential Securities Incorporated                (See page 6 for Direct and
                                                                        Indirect subs)
                    Prudential Securities Lease Holding Inc.
                    Prudential Securities Municipal
                      Derivatives, Inc.
                    Prudential Securities Realty Funding
                      Corporation
                    Prudential Securities Secured Financing
                      Corporation
                    Prudential Securities Structured Assets,          P-B Finance Ltd.
                      Inc.
                    R&D Funding Corp.
                    Seaport Futures Management, Inc.
                    Special Situations Management Inc.
-----------------

(1) Lapine Holding Company is 66.7% owned by Prudential Capital and Investment Services, Inc., 28.3% owned by Kyocera Corp. and 5% owned by Kyocera (Hong
     Kong) Ltd.




The Prudential Insurance Company of America

PRUCO, Inc.

Prudential Capital and Investment Services, Inc.

                    BraeLoch
                    Successor
                    Corporation
                    (from p. 4)                  BraeLoch Holdings, Inc.


Prudential         Prudential-Bache              Bache Nominees, Ltd.
Securities         Securities                    Corcarr Funds Management
Group, Inc.        (Australia)                     Limited
                   Limited                       Corcarr Management Pty
                   (from p. 4)                     Limited
                                                 Corcarr Nominees Pty Limited
                                                 Corcarr Superannuation Pty
                                                   Limited
                                                 Divsplit Nominees Pty Limited
                                                 PruBache Nominees Pty
                                                   Limited








                   Graham                        Graham Depository Company II
                   Resources, Inc.               Graham Energy, Ltd.
                                                 Graham Exploration, Ltd.
                                                 Graham Royalty, Ltd.                    Graham Production Company
                                                 Graham Securities Corporation


The Prudential Insurance Company of America

PRUCO, Inc.

Prudential Capital and Investment Services, Inc.

Prudential Securities Group, Inc.



Prudential-Bache International   Clive Discount Holdings International Limited
(U.K.) Limited (from p. 4)       Page & Gwyther Holdings Limited
                                 Page & Gwyther Limited
                                 Prudential-Bache Capital Funding (Equities)
                                   Limited                                                  Circle (Nominees) Limited
                                 Prudential-Bache Capital Funding (Gilts) Limited
                                 Prudential-Bache Capital Funding (Money
                                   Brokers) Limited
                                 Prudential-Bache (Futures) Limited

Prudential Securities            Bache & Co. (Lebanon) S.A.L.
Incorporated (from p. 4)         Bache & Co. S.A. de C.V. (Mexico)
                                 Bache Halsey Stuart Shields (Antilles) N.V.
                                 Bache Insurance Agency, Incorporated
                                 Bache Insurance of Arizona Inc.
                                 Bache Insurance of Kentucky, Inc.
                                 Bache Shields Securities Corporation
                                 Banom Corporation
                                 Gelfand, Quinn & Associates, Inc.
                                 P-B Holding Japan Inc.                                     Prudential Securities (Japan) Limited
                                 Prudential-Bache Futures Asia Pacific Ltd.
                                 Prudential-Bache Futures (Hong Kong) Limited
                                 Prudential-Bache Nominees (Hong Kong) Limited
                                 Prudential-Bache Securities Asia Pacific Ltd.
                                 Prudential-Bache Securities (Belgium) Inc.
                                 Prudential-Bache Securities (Espana) S.A.
                                 Prudential-Bache Securities (France) S.A.
                                 Prudential-Bache Securities (Holland) Inc.                 Prudential-Bache Securities
                                                                                              (Holland) N.V.
                                 Prudential-Bache Securities (Hong Kong) Limited
                                 Prudential-Bache Securities (Luxembourg) Inc.
                                 Prudential-Bache Securities (Monaco) Inc.
                                 Prudential-Bache Securities (Switzerland) Inc.
                                 Prudential-Bache Securities (U.K.) Inc.                    Shields Model Roland Company
                                 Prudential Mutual Fund Management, Inc. (1)                Prudential Mutual Fund
                                                                                              Distributors, Inc.
                                                                                            Prudential Mutual Fund Services, Inc.
                                 Prudential Securities (Chile) Inc.
                                 Prudential Securities CMO Issuer Inc.
                                 Prudential Securities Futures Management, Inc.
                                 Prudential Securities (South America) Incorporated         Prudential Securities (Argentina)
                                                                                              Incorporated
                                                                                            Prudential Securities (Uruguay) S.A.
                                 Shields Model Roland Securities Incorporated
                                 Wexford Clearing Services Corporation

--------------

(1) Prudential Mutual Fund Management, Inc. is 85% owned by Prudential Securities Incorporated and 15% owned by The Prudential.

The Prudential Insurance Company of America

The Prudential Investment Corporation (from p. 1)

                                 Gateway Holdings, S.A.                                   Amicus Investment Company
                                                                                          Global Income Fund Management
                                                                                            Company, S.A.
                                                                                          Global Series Fund II Management
                                                                                            Company, S.A.
                                                                                          Jennison Long Bond Management Company
                                                                                          PAEC Management Company
                                 Prudential Asset Sales and Syndications, Inc.
                                 Prudential Home Building Investors, Inc.
                                 PruSupply, Inc.                                          PruSupply Capital Assets, Inc.
                                                                                          CSI Asset Management, Inc.
                                                                                          Enhanced Investment Technologies, Inc.
                                                                                          Mercator Asset Management, Inc.
                                                                                          PCM International, Inc.
                                 Prudential Asset Management Company, Inc.                Prudential Asia Investments Limited (1)
                                                                                          Prudential Asset Management Company
                                                                                            Securities Corporation
                                                                                          Prudential Timber Investments, Inc. (2)
                                 The Prudential Investment Advisory Company, Ltd.
                                 The Prudential Property Company, Inc.
                                 The Prudential Realty Advisors, Inc.
                                 TRGOAG Company, Inc.


                                                    PAMA (Indonesia) Limited (4)
                                                    PAMA (Singapore) Private Limited
PruAsia DBS Limited (3)                             Prudential Asset Management
                                                    Asia Hong Kong Limited
                                                    P.T. PAMA Ventura Indonesia (5)

Prudential Asset Management
Asia Limited (BVI)

S.J. Bedding B.V.                                   Simmons Bedding & Furniture (HK)     Simmons Asia      Simmons (Southeast Asia)
                                                      Ltd. (6)                             Limited (7)       Private Limited
Prudential Asia Fund Management Limited (BVI)       Simmons Co., Limited
                                                    Prudential Asia Fund
                                                      Management Limited
                                                    Prudential Asia Fund
                                                      Managers (HK) Limited

--------------

(1) The Prudential Asset Management Company, Inc. and Prudential Securities Group, Inc. each own 50% of preferred stock and The Prudential Asset Management Company, Inc. owns 100% common stock.

(2) The Prudential owns 6 shares (100%) of preferred stock in Prudential Timber Investments, Inc.

(3) PruAsia DBS Limited is 50% owned by Prudential Asia Investments Limited and 50% owned by DBS, Inc.

(4) PAMA (Indonesia) Limited is 75% owned by Prudential Asset Management Asia Limited (BVI), 15% owned by BDNI and 10% by IFC.

(5) P.T. PAMA Ventura Indonesia is 65% owned by Prudential Asset Management Asia Limited (BVI), 20% owned by BDNI and 15% by IFC.

(6) Simmons Co. Limited and Simmons Bedding & Furniture (HK) Ltd. are 66.24% owned by S.J. Bedding B.V. and 6.8% owned by Simmons U.S.A., 15% owned by others and 12% by management.

(7) Simmons Asia Limited is 90% owned by Simmons Bedding & Furniture (HK) Ltd. and 10% owned by Simmons U.S.A.

                                                                        06/30/95

                      SHORT DESCRIPTION OF EACH SUBSIDIARY

A. SUBSIDIARIES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

1. FINE HOMES, L.P. (A Limited Partnership) (99% owned by Prudential, the limited partner, and 1% owned by Prudential Homes Corporation, the general partner) (See Section C for direct and indirect subsidiaries)

     A limited partnership to hold real estate related subsidiaries.

2.   GIBRALTAR CASUALTY COMPANY (Incorporated in Delaware) (100%)

     Previously wrote unusual and non-standard property and casualty risks on a Surplus Line basis. The company is currently servicing policies that it had issued, but is not actively seeking new business.

3.   HEALTH VENTURES PARTNER, INC. (Incorporated in Illinois) (100%)

     Operates as a general partner of the joint venture Rush Prudential Health Plans.

4.   HSG HEALTH SYSTEMS GROUP LIMITED (Incorporated in Canada) (100%)

     Provides consulting and administrative services to corporate fitness facilities and wellness programs in Canada.

5.   INDUSTRIAL TRUST COMPANY (Incorporated in Prince Edward Island, Canada)
     (100%)

     Holds a permit to operate as a trust and loan company in Prince Edward Island. Currently inactive.

6.   JENNISON ASSOCIATES CAPITAL CORP. (Incorporated in New York) (100%)

     Provides institutional clients (employee benefit plans, endowments, foundations, etc.) with discretionary management of portfolios investing in stocks and bonds and acts as an advisor to The Prudential Institutional Fund.

6a. JACC SERVICES CORP. (Incorporated in New York) (Owned by Jennison Associates Capital Corp.) (100%)

     Provides computer and accounting support necessary to handle portfolio accounting and reporting.

7.   PGR ADVISORS I, INC. (Incorporated in Delaware) (100%)

     A general partner which provides management, advisory, and administrative services to Global Realty Advisors, a Bermudian partnership that acts as investment manager to the Prudential Global Real Estate Investment Programme. Also owns Global Realty Advisors (Bermuda) Limited, a Bermuda limited liability company which acts as an investment manager to The South East Asia Property Company Limited and to Seaprime Investments Pte Ltd. (an unaffiliated entity).

8. PIC HOLDINGS LIMITED (Incorporated in U.K.) (100%) (See section B for direct and indirect subsidiaries)

     Acts as a holding company to house the operating entities of Clive Discount Company Limited., Clivco Nominees Limited, Clive Agency Bond Broking Limited, Clivwell Securities Limited, PRICOA Capital Group Limited, PRICOA Funding Limited, PRICOA Investment Company, PRICOA Property Investment Management Limited., PRICOA P.I.M. (Regulated) Limited, TransEuropean Properties (General Partner) Limited, Northern Retail Properties (General Partner) Limited, TransEuropean Properties (General Partner) II Limited, Varsity Fund (General Partner) Limited and PRICOA Realty Group Limited

9.   PIC REALTY CANADA LIMITED (Incorporated in Canada) (100%)

     Owns, develops, operates, manages and leases real estate in Canada.

10.  PREMISYS REAL ESTATE SERVICES, INC. (Incorporated in Pennsylvania) (100%)

     Provides real estate properties/facilities management for The Prudential and third parties and advisory services with respect to activities of this type.

10a. PREMISYS REAL ESTATE SERVICES INC. OF COLORADO (Incorporated in Colorado)
     (Owned by Premisys Real Estate Services, Inc.) (80%)

     Provides real estate management and related services to unrelated third parties in Colorado.

11. PRICOA VIDA, SOCIEDAD ANONIMA DE SEGUROS Y REASEGUROS (Incorporated in Spain) (Less than 1% owned by PRUCO, Inc. and The Prudential Investment Corporation. The remainder is owned by The Prudential)

     Conducts individual life, group pension and group life business in Spain.

11a. PRICOA INVEST, SOCIEDAD ANONIMA, S.G.C. (Incorporated in Spain) (100% owned by PRICOA Vida Sociedad Anonima de Seguros y Reaseguros)

     Licensed to engage in third party investment management and actuarial consulting in Spain.

12.  PRICOA VITA S.P.A. (Incorporated in Italy) (100%)

     Organized to sell life insurance and related financial products within Italy.

13. PRUCO, INC. (Incorporated in New Jersey) (100%) (See Section F for direct and indirect subsidiaries)

     A holding company for other subsidiaries.

14.  PRUCO LIFE INSURANCE COMPANY (Incorporated in Arizona) (100%)

     Conducts individual life insurance and single pay deferred annuity business in all states except New York. In addition, the Company markets individual life insurance through it's branch office in Taiwan.

14a. PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (Incorporated in New Jersey)
     (Owned by Pruco Life Insurance Company) (100%)

     Issues a product line corresponding to that of Pruco Life Insurance Company in the states of New Jersey and New York.

14b. THE PRUDENTIAL LIFE INSURANCE COMPANY OF ARIZONA (Incorporated in Arizona)
     (Owned by Pruco Life Insurance Company) (100%)

     A company licensed to sell life insurance in the state of Arizona.

15.  PRUDENTIAL DIRECT ADVISERS, INC. (Incorporated in New Jersey) (100%)

     Acts as the general partner and manages the affairs of the Prudential Direct Advisers, L.P.

16.  PRUDENTIAL DIRECT DISTRIBUTORS, INC. (Incorporated in New Jersey) (100%)

     Serves as the distributor of mutual funds and related no-load products managed or advised by the Prudential Direct Advisers, L.P.

17.  PRUDENTIAL FUND MANAGEMENT CANADA LIMITED (Incorporated in Canada) (100%)

     Manages and distributes mutual funds in Canada.

18.  PRUDENTIAL GLOBAL FUNDING, INC. (Incorporated in Delaware) (100%)

     Provides interest rate and currency swaps and other derivative products.

19. PRUDENTIAL-BACHE CAPITAL FUNDING (SWAPS) LIMITED (Incorporated in Canada) (Owned by Prudential Global Funding, Inc.) (100%)

     In liquidation.

20.  PRUDENTIAL HOMES CORPORATION (Incorporated in New York) (100%)

     Acts as the sole general partner of Fine Homes, L.P. and Prudential Residential Services, Limited Partnership. It also acts as one of the two general partners of The Prudential Relocation Management, Limited Partnership.

20a. PRUDENTIAL TEXAS RESIDENTIAL SERVICES CORPORATION (Incorporated in Texas)
     (Owned by Prudential Homes Corporation) (100%)

     Acts as one of the two general partners of The Prudential Relocation Management, Limited Partnership.

21.  PRUDENTIAL MORTGAGE ASSET CORPORATION (Incorporated in Delaware) (100%)

     Involved in the purchase and sale of mortgage related assets, mortgage loans and mortgage pass-through certificates.

22.  PRUDENTIAL MORTGAGE ASSET CORPORATION II (Incorporated in Delaware) (50%)

     Inactive.

23. PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (Incorporated in Delaware) (15% owned by The Prudential and 85% owned by Prudential Securities Incorporated)

     Mutual fund management company.

24. PRUDENTIAL OF AMERICA GENERAL INSURANCE COMPANY (CANADA) (Incorporated in Canada) (100%)

     Provides automobile and homeowner insurance in Canada.

24a. OTIP/RAEO INSURANCE COMPANY, INC. (Incorporated in Canada) (95% owned by
     Prudential of America General Insurance Company [Canada])

     Provides automobile and homeowner insurance in Canada. This company markets its products to those employed in the education sector.

25. PRUDENTIAL OF AMERICA LIFE INSURANCE COMPANY (CANADA) (Incorporated in Canada) (75%)

     Markets specialized life insurance products to the upper income segment of the Canadian market place.

26. PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC. (Incorporated in New Jersey) (100%)

     Serves as General Partner to a newly formed partnership, Prudential Private Placement Investors, L.P. ("PPPI, LP"), a Delaware Limited Partnership. It is anticipated that PPPI, LP will provide investment advisory services to pension plans and other institutional investors.

27. PRUDENTIAL REALTY SECURITIES II, INC. (Incorporated in Delaware) (87% owned by The Prudential and 13% owned by PRUCO, Inc.)

     Issues bonds secured by real estate mortgages.

28.  PRUDENTIAL SELECT HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company for the Prudential Select Life Insurance Company of America.

29. PRUDENTIAL SELECT LIFE INSURANCE COMPANY OF AMERICA (Incorporated in Minnesota) (Owned by Prudential Select Holdings, Inc.) (100%)

     Intends to sell universal life insurance products to upper income and high net worth individuals and corporations in all states except New York.

30.  PRUDENTIAL SERVICE BUREAU, INC. (Incorporated in Kentucky) (100%)

     Provides administrative services for employee benefits packages (i.e. COBRA and FLEX) and pays medical and dental claims.

31.  PRULEASE, INC. (Incorporated in Delaware) (100%)

     Has an investment portfolio of loans, leases, and other forms of financing.

32. PRUSERVICOS PARTICIPACOES, S.A. (Incorporated in Brazil) (Less than 1% owned by PRUCO, Inc. The remainder owned by The Prudential Insurance Company of America.)

     A holding company owning preferred shares, having certain limited voting rights, representing 49 percent of the share capital of Atlantica-Prudential Participacoes S.A., which in turn owns approximately 95 percent of the share capital of Prudential-Atlantica Companhia Brasileria de Seguros, a Brazilian property and casualty insurer.

33. RESIDENTIAL SERVICES CORPORATION OF AMERICA (Incorporated in Delaware) (100%) (See Section D for direct and indirect subsidiaries)

     A company which engages in the activities of its direct wholly owned subsidiaries: Lender's Service, Inc., Private Label Mortgage Services Corporation, Securitized Asset Sales, Inc., Securitized Asset Services Corporation, The Prudential Home Mortgage Company, Inc., Residential Information Services, Inc. and their subsidiaries.

34. PRUDENTIAL HEALTHCARE AND LIFE INSURANCE COMPANY OF AMERICA (Incorporated in New Jersey) (100%)

     A life insurance company which presently is qualified only in New Jersey. It has not yet commenced as an insurance business.

35. THE PRUDENTIAL INVESTMENT CORPORATION (Incorporated in New Jersey) (100%) (See Section H for direct and indirect subsidiaries)

     Has responsibility for the investment business of The Prudential. It in turn owns all the outstanding stock of Gateway Holdings, S.A., Prudential Asset Sales and Syndications, Inc., Prudential Home Building Investors, Inc., PruSupply, Inc., The Prudential Asset Management Company, Inc., Prudential Investment Advisory Company, Ltd., TRGOAG Company, Inc., The Prudential Property Company, Inc., and The Prudential Realty Advisors, Inc.

36. THE PRUDENTIAL LIFE INSURANCE COMPANY OF KOREA, LTD. (Incorporated in Korea) (100%)

     Organized to sell life insurance products within Korea.

37.  THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD. (Incorporated in Japan) (100%)

     Organized to sell traditional and variable life insurance products within Japan.

38. THE PRUDENTIAL REAL ESTATE AFFILIATES, INC. (Incorporated in Delaware) (100%) (See Section E for direct and indirect subsidiaries)

     Offers franchises to independently owned residential real estate brokers.

39.  U.S. HIGH YIELD MANAGEMENT COMPANY (Incorporated in New Jersey) (100%)

     Provides management services (through the Capital Markets Group) to the U.S. High Yield Fund, a high yield corporate bond fund organized in Luxembourg.


B. SUBSIDIARIES OF PIC HOLDINGS LIMITED

1. CLIVE DISCOUNT COMPANY LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Operates as a discount house in the London market.

1a. CLIVCO NOMINEES LIMITED (Incorporated in the U.K.) (Owned by Clive Discount Company Limited) (100%)

     Inactive.

1b. CLIVE AGENCY BOND BROKING LIMITED (Incorporated in U.K.) (Owned by Clive Discount Company Limited) (100%)

     Identifies attractive investment opportunities in the business of brokering Government Bonds in the United Kingdom and continental Europe.

2. CLIVWELL SECURITIES LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     An investment company which consists of Mithras Investment Trust holdings and an 8.5% interest in a real estate investment trust which holds a leasehold interest in a 12 story commercial building in London, England.

3. PRICOA CAPITAL GROUP LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Identifies attractive investment opportunities in the United Kingdom and continental Europe.

4. PRICOA FUNDING LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     A finance company borrowing capital from The Prudential, and lending the capital to its subsidiary company PRICOA Investment Company to fund its investment activities.

4a. PRICOA INVESTMENT COMPANY (Incorporated in U.K.) (Owned by PRICOA Funding Limited) (100%)

     To identify attractive investment opportunities in the United Kingdom and continental Europe for sale to, or managed on behalf of, third party clients.

5. PRICOA PROPERTY INVESTMENT MANAGEMENT LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Provides investment management and investment advisory services to international institutional clients who invest in U.K. and continental European real estate.

5a. NORTHERN RETAIL PROPERTIES (GENERAL PARTNER) LIMITED (Incorporated in U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Serves as general partner to Northern Retail Property Ltd. Partnership. A U.K. limited partnership whose principle activity is investment in three retail units in northern Britain.

5b. PRICOA P. I. M. (REGULATED) LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Provides investment management and investment advisory services to international institutional clients who invest in U.K. and continental European real estate.

5c. TRANSEUROPEAN PROPERTIES (GENERAL PARTNER) LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Serves as general partner to TransEuropean Property Limited Partnership, a U.K. limited partnership. The principal activity of TransEuropean Property Limited Partnership is investment in European property.

5d. TRANSEUROPEAN PROPERTIES (GENERAL PARTNER) II LIMITED (Incorporated in the U.K.) (Owned by PRICOA Property Investment Management Limited) (100%)

     Will serve as the general partner to TransEuropean Property Limited Partnership II, a partnership formed to invest in European real estate.

5e. VARSITY FUND (GENERAL PARTNER) LIMITED (Incorporated in the U.K.) (100% owned by PRICOA Property Investment Management Limited)

     Formed to serve as general partner of a limited partnership investing in U.K. college and university student accommodations. The plans for this fund changed, and this entity is currently "on the shelf" and not being used.

6. PRICOA REALTY GROUP LIMITED (Incorporated in U.K.) (Owned by PIC Holdings Limited) (100%)

     Provides international real estate services to PGR Advisors I, Inc. in connection with the Prudential Global Real Estate Programme, and provides The Prudential with a presence in London to monitor developments and identify attractive investment opportunities in European property markets, well as identifying investment opportunities in other international markets.


C. SUBSIDIARIES OF FINE HOMES, L.P.

     Subsidiaries C.1 through C.9 are 100% owned by Prudential Residential Services, Limited Partnership ("PRS LP").

1.   MAJOR ESCROW CORP. (Incorporated in California) (100%)

     Inactive.

2.   ML/MSB ACQUISITION, INC. (Incorporated in Delaware) (100%)

     Acts as the general partner of Moran, Stahl & Boyer, L.P.

3.   PRICOA RELOCATION MANAGEMENT, LTD. (Incorporated in U.K.) (100%)

     Involved in the relocation consulting business.

4.   PRS ESCROW SERVICES, INC. (Incorporated in California) (100%)

     Inactive.

5. PRUDENTIAL COMMUNITY INTERACTION CONSULTING, INC. (Incorporated in Delaware) (100%)

     Consulting activities involving community relations for Prudential Resources Management's corporate clients with facilities which have had or might have an adverse environmental impact on surrounding communities.

6.   PRUDENTIAL NEW YORK HOMES CORPORATION (Incorporated in New York) (100%)

     General partner of Moran, Stahl & Boyer, a New York general partnership and Prudential Relocation Management, a New York general partnership.

7.   PRUDENTIAL OKLAHOMA HOMES CORPORATION (Incorporated in Oklahoma) (100%)

     Inactive.

8. PRUDENTIAL RELOCATION MANAGEMENT COMPANY OF CANADA LTD. (Incorporated in Ontario, Canada) (100%)

     Involved in the relocation business.

9. PRUDENTIAL RESOURCES MANAGEMENT ASIA, LIMITED (Incorporated in Hong Kong) (100%)

     Provides relocation services in Asia -- on-site center for Goldman Sachs in Hong Kong.

10. THE RELOCATION FUNDING CORPORATION OF AMERICA (Incorporated in California) (100%)

     Involved in the relocation business.


D. SUBSIDIARIES OF RESIDENTIAL SERVICES CORPORATION OF AMERICA

1.   LENDER'S SERVICE, INC. (Incorporated in Delaware) (100%)

     Obtains residential mortgage appraisals on behalf of mortgage lenders, provides title agency services, and manages the provision of closing services.

1a. LENDER'S SERVICE TITLE AGENCY, INC. (Incorporated in Ohio) (Owned by Lender's Service, Inc.) (100%)

     Acts as a title agent in the state of Ohio.

2.   PRIVATE LABEL MORTGAGE SERVICES CORPORATION (Incorporated in Delaware)
     (100%)

     Provides residential mortgage loan underwriting and origination services to other companies for a fee.

3.   RESIDENTIAL INFORMATION SERVICES, INC. (Incorporated in Delaware) (100%)

     Serves as the sole general partner of Residential Information Services Limited Partnership, which provides technology and information services to mortgage banking industry.

4.   SECURITIZED ASSET SALES, INC. (Incorporated in Delaware) (100%)

     Registrant of new rent-a-shelf business and sells public and private mortgage-backed securities.

5.   SECURITIZED ASSET SERVICES CORPORATION (Incorporated in New Jersey) (100%)

     Services and administers mortgage loans and related real property and provides security administration services.

6.   THE PRUDENTIAL HOME MORTGAGE COMPANY, INC. (Incorporated in New Jersey)
     (100%)

     Finances residential mortgage loans, through direct origination and purchases, services and sells residential mortgage loans, and engages in other residential mortgage banking activities.

6a. THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC. (Incorporated in Delaware) (Owned by The Prudential Home Mortgage Company, Inc.) (100%)

     Issues public and private mortgage-backed securities.

E. SUBSIDIARIES OF THE PRUDENTIAL REAL ESTATE AFFILIATES, INC.

1.   PRUDENTIAL REFERRAL SERVICES, INC. (Incorporated in Delaware) (100%)

     Operates a residential real estate referral network.

2. THE PRUDENTIAL REAL ESTATE FINANCIAL SERVICES OF AMERICA, INC. (Incorporated in California) (100%)

     Inactive.

2a. THE PRUDENTIAL REAL ESTATE FINANCIAL SERVICES OF LONG ISLAND, INC. (Incorporated in California) (Owned by The Prudential Real Estate Financial Services of America, Inc.) (100%)

     Inactive.


F. SUBSIDIARIES OF PRUCO, INC.

1.   CAPITAL AGRICULTURAL PROPERTY SERVICES, INC. (Incorporated in Delaware)
     (100%)

     Provides management and real estate brokerage services for agricultural properties of The Prudential and others.

2.   FLOR-AG CORPORATION (Incorporated in Florida) (100%)

     Engages primarily in the purchase, development, operation, lease and sale of farmland in Florida.

3.   GIB LABORATORIES, INC. (Incorporated in New Jersey) (100%)

     Provides clinical bioanalytical services to The Prudential, as well as to other insurance companies and industries in the United States and Canada.

4.   P.G. REALTY, INC. (Incorporated in Nebraska) (100%)

     Engages primarily in the purchase, development, operation, lease and sale of farmland in Nebraska.

5.   PIC REALTY CORPORATION (Incorporated in Delaware) (100%)

     Engages in the business of owning, developing, operating, managing, and leasing real estate property in the United States either directly or through participation in joint venture partnerships.

6.   PRUCO SECURITIES CORPORATION (Incorporated in New Jersey) (100%)

     Acts as a registered securities broker-dealer, licensed in every state, Washington D.C. and Guam. Serves primarily as the medium through which registered agents of The Prudential sell Prudential Securities Incorporated mutual funds and offer variable products from Pruco Life and The Prudential.

7.   PRUDENTIAL AGRICULTURAL CREDIT, INC. (Incorporated in Tennessee) (100%)

     Provides a broad range of financial services to agriculture, including farm real estate mortgages, short term financing and equipment leasing.

8. PRUDENTIAL CAPITAL AND INVESTMENT SERVICES, INC. (Incorporated in Delaware) (100%) (See Section G for direct and indirect subsidiaries)

     A holding company for other subsidiaries.

9.   PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION, INC. (Incorporated in Texas)
     (100%)

     A Dental Maintenance Organization which serves the state of Texas.

10.  PRUDENTIAL DIRECT, INC. (Incorporated in Georgia) (100%)

     Provides direct response and direct marketing services to The Prudential and its subsidiaries.

11.  PRUDENTIAL EQUITY INVESTORS, INC. (Incorporated in New York) (100%)

     As a registered investment advisor, it makes private equity investments through Limited Partnerships comprised of institutional investors including The Prudential.

12.  PRUDENTIAL FUNDING CORPORATION (Incorporated in New Jersey) (100%)

     Serves as a financing company for The Prudential and its subsidiaries. Funds are obtained primarily through the issuance of commercial paper, private placement medium term notes, Eurobonds, Eurocommercial paper, Euro-medium term notes and master notes.

13.  PRUDENTIAL HEALTH CARE PLAN, INC. (Incorporated in Texas) (100%)

     A federally-qualified Health Maintenance Organization which serves the New Jersey; Houston, Dallas, San Antonio, Austin and El Paso, Texas; Nashville and Memphis, Tennessee; Chicago, Illinois; Jacksonville, Tampa, Orlando and South Florida, Florida; Richmond, Virginia; St. Louis and Kansas City, Missouri; Columbus, Cleveland and Cincinnati, Ohio; Charlotte, and Raleigh/Durham/Chapel Hill, North Carolina; Denver, Colorado; Oklahoma City and Tulsa, Oklahoma; Baltimore, Maryland; Washington, D.C.; Philadelphia, Pennsylvania; Kansas City, Kansas; Little Rock, Arkansas; Massachusetts and Indiana areas.

14. PRUDENTIAL HEALTH CARE PLAN OF CALIFORNIA, INC. (Incorporated in California) (100%)

     A Health Maintenance Organization which serves the California area.

15. PRUDENTIAL HEALTH CARE PLAN OF CONNECTICUT, INC. (Incorporated in Connecticut) (100%)

     A Health Maintenance Organization which serves the Connecticut area.

16.  PRUDENTIAL HEALTH CARE PLAN OF GEORGIA, INC. (Incorporated in Georgia)
     (100%)

     A Health Maintenance Organization which serves the Georgia area.

17. PRUDENTIAL HEALTH CARE PLAN OF NEW YORK, INC. (Incorporated in New York) (100%)

     A Health Maintenance Organization which serves the New York area.

18.  PRUDENTIAL HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company that does not currently hold any other companies.

19. PRUDENTIAL INSTITUTIONAL FUND MANAGEMENT, INC. (Incorporated in Pennsylvania) (100%)

     A registered investment advisor which manages a series of mutual funds. The funds are offered to institutional investors, principally employer-sponsored defined contribution plans.

20. PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY (Incorporated in Indiana) (100%)

     Provides dwelling, fire, automobile, homeowners or personal catastrophe insurance for all states except New Jersey.

20a. PRUDENTIAL COMMERCIAL INSURANCE COMPANY (Incorporated in Delaware) (Owned by Prudential Property and Casualty Insurance Company) (100%)

     Writes automobile insurance and various commercial coverage in many states. The company's contract as a servicing carrier, for the New Jersey Automobile Full Insurance Underwriting Association, expired in March, 1989. The company will continue to service claims during the run-off period.

20b. PRUDENTIAL GENERAL INSURANCE COMPANY (Incorporated in Delaware) (Owned by
     Prudential Property and Casualty Insurance Company) (100%)

     Provides coverage for preferred homeowners and private passenger automobiles in many states.

20c. PRUDENTIAL INSURANCE BROKERAGE, INC. (Incorporated in Arizona) (Owned by
     Prudential Property and Casualty Insurance Company) (100%)

     Acts as an insurance broker and agency in many states.

20d. THE PRUDENTIAL LLOYDS (Incorporated in Texas) (100% owned by Prudential
     Property and Casualty Insurance Company by virtue of a trust agreement with each underwriter.)

     A Lloyds insurer authorized to transact fire and casualty insurance business within the State of Texas.

20e. THE PRUDENTIAL PROPERTY AND CASUALTY GENERAL AGENCY, INC. (Incorporated in
     Texas) (Owned by Prudential Property and Casualty Insurance Company) (100%)

     Acts as Managing General Agency in the state of Texas.

21. THE PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY OF NEW JERSEY (Incorporated in New Jersey) (100%)

     Writes automobile, homeowner and personal catastrophe liability lines of business in the state of New Jersey.

22.  PRUDENTIAL REALTY PARTNERSHIPS, INC. (Incorporated in Delaware) (100%)

     Acts as a general partner in limited partnerships which own real estate.

23.  PRUDENTIAL REALTY SECURITIES, INC. (Incorporated in Delaware) (100%)

     Issues zero coupon bonds secured by residential mortgages.

24. PRUDENTIAL REALTY SECURITIES II, INC. (Incorporated in Delaware) (87% owned by The Prudential and 13% owned by PRUCO, Inc.)

     Issues bonds secured by real estate mortgages.

25.  PRUDENTIAL REINSURANCE HOLDINGS, INC. (Incorporated in Delaware) (100%)

     A holding company which is the sole owner of Prudential Reinsurance
     Company.

25a. PRUDENTIAL REINSURANCE COMPANY (Incorporated in Delaware) (Owned by
     Prudential Reinsurance Holdings, Inc.) (100%)

     Writes substantially all types of property and casualty reinsurance.

25b. LE ROCHER REINSURANCE LTD. (Incorporated in U.K.) (Owned by Prudential
     Reinsurance Company) (100%)

     Engages in the property and casualty reinsurance business, principally in Europe.

25c. PRUDENTIAL NATIONAL INSURANCE COMPANY (Incorporated in Arizona) (Owned by
     Prudential Reinsurance Company) (100%)

     Writes commercial property and casualty insurance in the alternative risk market.

26.  PRUDENTIAL RETIREMENT SERVICES, INC. (Incorporated in New Jersey) (100%)

     Acts as the broker-dealer which distributes securities on behalf of Prudential Defined Contribution Services. These securities consist of shares of the Prudential Institutional Fund and four registered separate accounts of The Prudential.

27.  PRUDENTIAL TRUST COMPANY (Incorporated in Pennsylvania) (100%)

     Responsible for the management of assets in trust of certain employee benefit trusts and other tax exempt trusts.

27a. PTC SERVICES, INC. (Incorporated in New Jersey) (Owned by Prudential Trust
     Company) (100%)

     Oversees the activities of investment advisers who manage certain assets held in trust by Prudential Trust Company.

28. PRUDENTIAL UNIFORMED SERVICES ADMINISTRATORS, INC. (Incorporated in Oklahoma) (100%)

     Established to administer CHAMPUS (Civilian Health and Medical Program of Uniformed Service) Insurance for all CHAMPUS eligibles in the states of Texas, Oklahoma, Arkansas and Louisiana. Currently inactive.

29.  THE PRUDENTIAL BANK AND TRUST COMPANY (Incorporated in Georgia) (100%)

     Operates as a Georgia chartered commercial bank, it issues credit cards, and provides commercial, home equity and consumer loans and deposit products (other than demand deposits) on a national basis, and trust services in selected states.

29a. PBT MORTGAGE CORPORATION (Incorporated in Georgia) (Owned by The Prudential
     Bank and Trust Company) (100%)

     As a wholly-owned subsidiary of The Prudential Bank and Trust Company, it holds home equity loans in various states.

30.  THE PRUDENTIAL SAVINGS BANK, F.S.B. (Incorporated in Georgia) (100%)

     Operating as a federal savings bank, it provides commercial and consumer loans and deposit products in the state of Georgia. It also originates home equity loans and offers deposit products on a national basis.

G. SUBSIDIARIES OF PRUDENTIAL CAPITAL AND INVESTMENT SERVICES, INC.

1.   LAPINE HOLDING COMPANY (Incorporated in Delaware) (67%)

     Holding company for Lapine Technology Corporation.

2. LAPINE TECHNOLOGY CORPORATION (Incorporated in California) (Owned by Lapine Holding Company) (100%)

     Inactive.

3. PRUDENTIAL SECURITIES GROUP INC. (Incorporated in Delaware) (PRUCO, Inc. owns 100% Series B common stock and Prudential Capital & Investment Services, Inc. owns 100% Series A common stock.)

     A holding company.

4. BACHE INSURANCE AGENCY OF ARKANSAS, INC. (Incorporated in Arkansas) (Owned by Prudential Securities Group Inc.) (100%)

     Insurance agent in the state of Arkansas.

5. BACHE INSURANCE AGENCY OF LOUISIANA, INC. (Incorporated in Louisiana) (Owned by Prudential Securities Group Inc.) (100%)

     Insurance agent in the state of Louisiana. Holding company for Prudential-Bache Securities (Germany) Inc.

6. PRUDENTIAL-BACHE SECURITIES (GERMANY) INC. (Incorporated in Delaware) (Owned by Bache Insurance Agency of Louisiana, Inc.) (100%)

     Correspondent of Prudential Securities Incorporated in Germany.

7. BRAELOCH SUCCESSOR CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Owns Braeloch Holdings Inc. which is an oil and gas company engaged in partnership management, oil and gas property management, and gas marketing and transportation.

8. BRAELOCH HOLDINGS INC. (Incorporated in Delaware) (Owned by BraeLoch Successor Corporation) (100%)

     Holding company.

9. GRAHAM RESOURCES, INC. (Incorporated in Delaware) (Owned by BraeLoch Holdings Inc. ) (100%)

     Holding company for all partnership management and administration activities.

10. GRAHAM DEPOSITORY COMPANY II (Incorporated in Delaware) (Owned by Graham Resources, Inc.) (100%)

     Growth Fund depository company.

11. GRAHAM ENERGY, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner in Growth Fund and related products involved primarily in the investment in oil and gas related companies and assets.

12. GRAHAM EXPLORATION, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner in various limited and general partnerships involved in exploratory oil and gas operations.

13. GRAHAM ROYALTY, LTD. (Incorporated in Louisiana) (Owned by Graham Resources, Inc.) (100%)

     General Partner of Prudential-Bache Energy Income Funds. Named operator of oil and gas properties.

14. GRAHAM PRODUCTION COMPANY (Incorporated in Delaware) (Owned by Graham Royalty, Ltd.) (100%)

     Inactive.

15. GRAHAM SECURITIES CORPORATION (Incorporated in Delaware) (Owned by Graham Resources, Inc.) (100%)

     In liquidation.

16. PB BULLION COMPANY, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchases metals for resale to processors, fabricators, and other dealers.

17. PB SERVICES (U.K.) (Incorporated in U.K.) (Owned by Prudential Securities Group Inc.) (100%)

     Holds unsecured subordinated loan stock for Prudential-Bache International (U.K.) Limited.

18. PGR ADVISORS, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Vehicle utilized in home office relocation.

19. PRUDENTIAL-BACHE AGRICULTURE INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

20. PRUDENTIAL-BACHE CAPITAL FUNDING (AUSTRALIA) LIMITED (Incorporated in Australia) (Owned by Prudential Securities Group Inc.) (100%)

     Dealer in fixed interest securities.

21. PRUDENTIAL-BACHE CAPITAL FUNDING BV (Incorporated in The Netherlands) (Owned by Prudential Securities Group Inc.) (100%)

     Management company for special purpose vehicle (Audley Finance BV).

21a. AUDLEY FINANCE BV (Incorporated in Haarlem, The Netherlands) (Owned by
     Prudential-Bache Capital Funding BV) (100%)

     Investment vehicle.

22. PRUDENTIAL-BACHE ENERGY CORP. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

23. PRUDENTIAL-BACHE ENERGY PRODUCTION INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

24. PRUDENTIAL-BACHE HOLDINGS INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Holding company for Prudential-Bache Partners Inc.

25. PRUDENTIAL-BACHE PARTNERS INC. (Incorporated in Nevada) (Owned by Prudential-Bache Holdings Inc.) (100%)

     Insurance agent in the State of Nevada; general partner to employee investment partnership.

26. PRUDENTIAL-BACHE INTERNATIONAL BANK S.A. (Incorporated in Luxembourg) (Owned by Prudential Securities Group Inc.) (100%)

     Private banking institution providing secured loan and deposit facilities and investment services brokerage for retail and institutional clients.

27. PRUDENTIAL-BACHE INTERNATIONAL (UK) LIMITED (Incorporated in U.K.) (Owned by Prudential Securities Group Inc.) (100%)

     Holding & service company for U.K. subsidiaries.

28. CLIVE DISCOUNT HOLDINGS INTERNATIONAL LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

29. PAGE & GWYTHER HOLDINGS LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

30. PAGE & GWYTHER LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [U.K.] Limited) (100%)

     Inactive.

31. PRUDENTIAL-BACHE CAPITAL FUNDING (EQUITIES) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International (UK) Limited) (100%)

     London Stock Exchange broker and group custodian services.

32. CIRCLE (NOMINEES) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache Capital Funding [Equities] Limited) (100%)

     To hold stock for Prudential Capital Funding (Equities) Limited and Prudential Securities' customers in nominee name.

33. PRUDENTIAL-BACHE CAPITAL FUNDING (GILTS) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     Inactive.

34. PRUDENTIAL-BACHE CAPITAL FUNDING (MONEY BROKERS) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache International [UK] Limited) (100%)

     London Stock Exchange money broker.

35. PRUDENTIAL-BACHE (FUTURES) LIMITED (Incorporated in England) (Owned by Prudential-Bache International [U.K.] Limited) (100%)

     Broker/trader in financial futures and commodities.

36. PRUDENTIAL-BACHE INVESTOR SERVICES INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as assignor limited partner for public deals offered by the Specialty Finance Department.

37. PRUDENTIAL-BACHE INVESTOR SERVICES II, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as an assignor limited partner for public deals offered by the Specialty Finance Department.

38. PRUDENTIAL-BACHE LEASING INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

39. PRUDENTIAL-BACHE MINERALS INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as co-general partner in the Prudential Securities/Barrick Gold Acquisition Fund (a limited partnership).

40. PRUDENTIAL-BACHE PROGRAM SERVICES INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Issuer of puts in municipal bond offerings underwritten by Prudential Securities Incorporated.

41. PRUDENTIAL-BACHE PROPERTIES, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Monitors syndicated private placements of investments in real estate and acts as general partner for real estate and other limited partnerships.

42. PRUDENTIAL-BACHE REAL ESTATE, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

43. PRUDENTIAL-BACHE SECURITIES (AUSTRALIA) LIMITED (Incorporated in Australia) (Owned by Prudential Securities Group Inc.) (100%)

     Stock brokerage.

44. BACHE NOMINEES LTD. (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the fixed income department.

45. CORCARR FUNDS MANAGEMENT LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

46. CORCARR MANAGEMENT PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

47. CORCARR NOMINEES PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the safe custody of clients' scrip.

48. CORCARR SUPERANNUATION PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Inactive.

49. DIVSPLIT NOMINEES PTY LIMITED (Incorporated in Australia) (Owned by Prudential-Bache Securities [Australia] Limited) (100%)

     Nominee company for the protection of client dividends, new issues and takeovers.

50. PRUBACHE NOMINEES PTY. LTD. (Incorporated in Australia) (50% Owned by Prudential-Bache Securities [Australia] Limited and 50% owned by Corcarr Nominees Pty. Limited, as trustee for Prudential-Bache Securities (Australia) Limited)

     Nominee/custodian for clients of Prudential-Bache Securities (Australia) Limited and Prudential Securities Incorporated.

51. PRUDENTIAL-BACHE TRADE SERVICES INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Holding company for PB Trade Ltd., and Prudential-Bache Forex (USA) Inc.

52. PB TRADE LTD. (Incorporated in U.K.) (Owned by Prudential-Bache Trade Services Inc.) (100%)

     Inactive.

53. PRUDENTIAL-BACHE FOREX (USA) INC. (Incorporated in Delaware) (Owned by Prudential-Bache Trade Services Inc.) (100%)

     To engage in the foreign exchange business; holding company for Prudential-Bache Forex (Hong Kong) Limited and Prudential-Bache Forex (U.K.) Limited.

54. PRUDENTIAL-BACHE FOREX (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential-Bache Forex [USA] Inc.) (100%)

     Foreign exchange.

55. PRUDENTIAL-BACHE FOREX (U.K.) LIMITED (Incorporated in U.K.) (Owned by Prudential-Bache Forex [USA] Inc.) (100%)

     Foreign exchange.

56. PRUDENTIAL-BACHE TRANSFER AGENT SERVICES, INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as a transfer agent for limited partnerships sponsored by Prudential Securities Group Inc. or sold by Prudential Securities Incorporated.

57. PRUDENTIAL SECURITIES INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Securities and commodity broker-dealer, underwriter.

58. BACHE & CO. (LEBANON) S.A.L. (Incorporated in Lebanon) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

59. BACHE & CO. S.A. DE C.V. (MEXICO) (Incorporated in Mexico) (96% owned by Prudential Securities Incorporated 4% owned by other individuals)

     Inactive.

60. BACHE HALSEY STUART SHIELDS (ANTILLES) N.V. (Incorporated in The Netherlands Antilles) (Prudential Securities Incorporated) (100%)

     Inactive.

61. BACHE INSURANCE AGENCY, INCORPORATED (Incorporated in Massachusetts) (Owned by Prudential Securities Incorporated) (100%)

     Insurance agent in Massachusetts.

62. BACHE INSURANCE OF ARIZONA INC. (Incorporated in Arizona) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

63. BACHE INSURANCE OF KENTUCKY, INC. (Incorporated in Kentucky) (Owned by Prudential Securities Incorporated) (100%)

     Insurance agent in Kentucky.

64. BACHE SHIELDS SECURITIES CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

65. BANOM CORPORATION (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

66. GELFAND, QUINN & ASSOCIATES INC. (Incorporated in Ohio) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

67. P-B HOLDING JAPAN INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Holding company of Prudential Securities (Japan) Ltd.

68. PRUDENTIAL SECURITIES (JAPAN) LIMITED (Incorporated in Delaware) (Owned by P-B Holding Japan Inc.) (100%)

     Service affiliate of Prudential Securities Incorporated; registered broker-dealer.

69. PRUDENTIAL-BACHE FUTURES ASIA PACIFIC LTD. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     To introduce customers to Prudential Securities for futures transactions on U.S. Exchanges and execute futures orders on the behalf of Prudential Securities on SIMEX.

70. PRUDENTIAL-BACHE FUTURES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Non-active clearing member of the Hong Kong Futures Exchange.

71. PRUDENTIAL-BACHE NOMINEES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Acting as a nominee company for Hong Kong equities.

72. PRUDENTIAL-BACHE SECURITIES ASIA PACIFIC LTD. (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Singapore.

73. PRUDENTIAL-BACHE SECURITIES (BELGIUM) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Belgium.

74. PRUDENTIAL-BACHE SECURITIES (ESPANA) S.A. (Incorporated in Spain) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Spain.

75. PRUDENTIAL-BACHE SECURITIES (FRANCE) S.A. (Incorporated in France) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in France.

76. PRUDENTIAL-BACHE SECURITIES (HOLLAND) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Holland.

77. PRUDENTIAL-BACHE SECURITIES (HOLLAND) N.V. (Incorporated in Holland) (Owned by Prudential-Bache Securities [Holland] Inc.) (100%)

     Inactive.

78. PRUDENTIAL-BACHE SECURITIES (HONG KONG) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Hong Kong.

79. PRUDENTIAL-BACHE SECURITIES (LUXEMBOURG) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Luxembourg.

80. PRUDENTIAL-BACHE SECURITIES (MONACO) INC. (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Monaco.

81. PRUDENTIAL-BACHE SECURITIES (SWITZERLAND) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Switzerland.

82. PRUDENTIAL-BACHE SECURITIES (U.K.) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in the U.K.

82a. SHIELDS MODEL ROLAND COMPANY (Incorporated in U.K.) (Owned by
     Prudential-Bache Securities (U.K.) Inc.) (100%)

     Inactive.

83. PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (Incorporated in Delaware) (15% owned by The Prudential and 85% owned by Prudential Securities Incorporated)

     Mutual fund management company.

84. PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (Incorporated in Delaware) (Owned by Prudential Mutual Fund Management, Inc.) (100%)

     Principal underwriter and distributor of mutual funds.

85. PRUDENTIAL MUTUAL FUND SERVICES, INC. (Incorporated in New Jersey) (Owned by Prudential Mutual Fund Management, Inc.) (100%)

     Mutual fund transfer agent and shareholder services company.

86. PRUDENTIAL SECURITIES (CHILE) INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

87. PRUDENTIAL SECURITIES CMO ISSUER INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Ownership of Delaware Business Trust utilized by Mortgage Finance Unit to facilitate CALI Transaction.

88. PRUDENTIAL SECURITIES FUTURES MANAGEMENT INC. (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     1) General partner of a limited partnership with assets invested in commodities, futures contracts and commodity-related products and 2) Commodities and futures contract business.

89. PRUDENTIAL SECURITIES (SOUTH AMERICA) INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Holding company for Prudential Securities (Argentina) Incorporated and Prudential Securities (Uruguay) S.A.

90. PRUDENTIAL SECURITIES (ARGENTINA) INCORPORATED (Incorporated in Delaware) (Owned by Prudential Securities [South America] Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Argentina.

91. PRUDENTIAL SECURITIES (URUGUAY) S.A. (Incorporated in Uruguay) (Owned by Prudential Securities [South America] Incorporated) (100%)

     Service affiliate of Prudential Securities Incorporated in Uruguay.

92. SHIELDS MODEL ROLAND SECURITIES INCORPORATED (Incorporated in New York) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

93. WEXFORD CLEARING SERVICES CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Incorporated) (100%)

     Inactive.

94. PRUDENTIAL SECURITIES LEASE HOLDING INC. (Incorporated in New York) (Owned by Prudential Securities Group Inc.) (100%)

     Owns IBM computers and leases them to Prudential Securities Incorporated.

95. PRUDENTIAL SECURITIES MUNICIPAL DERIVATIVES, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Serves as a general partner in a limited partnership structure providing floating rate & inverse floating rate municipal securities.

96. PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchase and sale of residential first mortgage whole loans, including purchase and sales under repurchase agreements. Sales may be in whole loan, participation certificates, agency or securitized format.

97. PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Purchase and securitization of mortgages and other assets.

98. PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC. (Incorporated in Ohio) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.

99. P-B FINANCE LTD. (Incorporated in The Cayman Islands) (Owned by Prudential Securities Structured Assets, Inc) (100%)

     Finances commodity margin calls, both original and variation, and does other financing transactions for a select group of international and domestic customers.

100. R&D FUNDING CORP. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Acts as a general partner in research and development partnerships.

101. SEAPORT FUTURES MANAGEMENT, INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     1) General partner of limited partnership with assets invested in commodities, futures contracts and commodity-related products, 2) Commodities and futures contracts business.

102. SPECIAL SITUATIONS MANAGEMENT INC. (Incorporated in Delaware) (Owned by Prudential Securities Group Inc.) (100%)

     Inactive.


H. SUBSIDIARIES OF THE PRUDENTIAL INVESTMENT CORPORATION

1.   GATEWAY HOLDINGS, S.A. (Incorporated in Luxembourg) (100%)

     A financial holding company which owns Luxembourg registered investment management companies. Gateway Holdings, S.A. is the parent of Amicus Investment Company, Global Income Fund Management Company, S.A., Global Series Fund II Management Company, S.A., Jennison Long Bond Management Company and PAEC Management Company.

2. AMICUS INVESTMENT COMPANY (Incorporated in the Cayman Islands) (Owned by Gateway Holdings, S.A.) (100%)

     Provides promotion and sponsorship functions for the Amicus Equity Fund, an open-ended investment trust established under the jurisdiction of the Cayman Islands.

3. GLOBAL INCOME FUND MANAGEMENT COMPANY, S.A. (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Global Income Fund, an investment fund organized in Luxembourg.

4. GLOBAL SERIES FUND II MANAGEMENT COMPANY, S.A. (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Global Series Fund II, an investment fund organized in Luxembourg.

5. JENNISON LONG BOND MANAGEMENT COMPANY (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Acts as the management company for Jennison Long Bond Fund, an investment fund organized in Luxembourg. The Fund invests in a diversified portfolio of securities issued or guaranteed by the U.S. Government of which units of the fund are offered privately to Japanese institutional investors through PIC's Japan representative office in Tokyo.

6. PAEC MANAGEMENT COMPANY (Incorporated in Luxembourg) (Owned by Gateway Holdings, S.A.) (100%)

     Inactive.

7.   PRUDENTIAL ASSET SALES AND SYNDICATIONS, INC. (Incorporated in Delaware)
     (100%)

     Registered broker/dealer which engages in the investment banking business. Also responsible for the syndication or sale of Prudential originated private placement deals.

8.   PRUDENTIAL HOME BUILDING INVESTORS, INC. (Incorporated in New Jersey)
     (100%)

     Acts as the general partner of a limited partnership, Prudential Home Building Advisors, L.P. Through this partnership it provides investment advisory services in a portfolio of residential land improvement and/or single family home construction projects.

9.   PRUSUPPLY, INC. (Incorporated in Delaware) (100%)

     Serves as an inventory facility, holding investments pending sale for Prudential Asset Sales and Syndications, Inc. Enters into contracts for the supply of fossil fuel and other inventory.

10. PRUSUPPLY CAPITAL ASSETS, INC. (Incorporated in New Jersey) (Owned by PruSupply, Inc.) (100%)

     Serves as a capital base for the syndication activity of Prudential Asset Sales and Syndications, Inc. It will hold, invest, and reinvest stocks, bonds, etc. to support the borrowing capacity of PruSupply, Inc.

11. THE PRUDENTIAL ASSET MANAGEMENT COMPANY, INC. (Incorporated in New Jersey) (100%)

     Provides various record keeping, benefit payment, and plan consulting services to The Prudential and its clients. It also acts as a solicitor on behalf of affiliates who are investment advisors.

12. CSI ASSET MANAGEMENT, INC. (Incorporated in Delaware) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Provides institutional clients (primarily state and municipal employee benefit plans) with discretionary management of portfolios investing in U.S. stocks and bonds.

13. ENHANCED INVESTMENT TECHNOLOGIES, INC. (Incorporated in New Jersey) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Provides investment advisory services to institutional clients using domestic index portfolios.

14. MERCATOR ASSET MANAGEMENT, INC. (Incorporated in Florida) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Serves as an investment advisor with a focus on global and international investing for institutional clients.

15. PCM INTERNATIONAL, INC. (Incorporated in New Jersey) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Serves as an investment advisor with a focus on global and international investing for institutional clients.

16. PRUDENTIAL ASIA INVESTMENTS LIMITED (Incorporated in the British Virgin Islands) (Common stock 100% owned by The Prudential Asset Management Company, Inc. and preferred stock 50% owned by The Prudential Asset Management Company, Inc. and 50% owned by Prudential Securities Group Inc.)

     A holding company for subsidiaries engaged in investment management, merchant banking, portfolio management and direct investment activities in the Far East.

17. PRUASIA DBS LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Investments Limited) (50%)

     Provides corporate finance services in the Far East.

18. PRUDENTIAL ASIA FUND MANAGEMENT LIMITED (BVI) (Incorporated in the British Virgin Islands) (Owned by Prudential Asia Investments Limited) (100%)

     A holding company for Prudential Asia Fund Management Limited and Prudential Asia Fund Managers (HK) Limited and engages in portfolio investment management and advisory services with a concentration on publicly traded securities.

19. PRUDENTIAL ASIA FUND MANAGEMENT LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Fund Management Limited [BVI]) (100%)

     Provides investment advisory activities in the United States.

20. PRUDENTIAL ASIA FUND MANAGERS (HK) LIMITED (Incorporated in Hong Kong) (Owned by Prudential Asia Fund Management Limited [BVI]) (100%)

     Provides investment advisory activities in Hong Kong.

21. PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED (BVI) (Incorporated in the British Virgin Islands) (Owned by Prudential Asia Investments Limited) (100%)

     Makes direct investments and provides investment advisory services in China, Taiwan, Korea, Japan, Australia and New Zealand.

22. PAMA (INDONESIA) LIMITED (Incorporated in the British Virgin Islands) (Owned by Prudential Asset Management Asia Limited (BVI)) (75%)

     Engaged in the management and operation of PT PAMA Indonesia, an Indonesian Venture Capital Company, and a unit trust which makes direct investments in Indonesian companies.

23. PAMA (SINGAPORE) PRIVATE LIMITED (Incorporated in Singapore) (Owned by Prudential Asset Management Asia Limited [BVI]) (100%)

     Engaged in direct investments, corporate finance and portfolio management activities in Singapore.

24.  PRUDENTIAL ASSET MANAGEMENT ASIA HONG KONG LIMITED (Incorporated in Hong
     Kong) (Owned by Prudential Asset Management Asia Limited [BVI]) (100%)

     Engaged in direct investments and portfolio management activities in Hong Kong.

25. P.T. PAMA VENTURA INDONESIA (Incorporated in Indonesia) (Owned by Prudential Asset Management Asia Limited [BVI]) (65%)

     An Indonesian Venture Capital Company which invests directly in Indonesian companies or in a trust that invests in Indonesian companies.

26. SJ BEDDING B.V. (Incorporated in the Netherlands) (Owned by Prudential Asia Investments Limited) (100%)

     A holding company for Prudential Asia Investments Limited's investment in the shares of Simmons Co., Limited.

27. SIMMONS BEDDING AND FURNITURE (HK) LIMITED (Incorporated in Hong Kong) (Owned by SJ Bedding BV) (66.24%)

     Collectively with its affiliates engages in the manufacturing, sales and distribution of bedding products, furniture and accessories in Japan, Hong Kong, Singapore and Macau.

28. SIMMONS ASIA LIMITED (Incorporated in the British Virgin Islands) (Owned by Simmons Bedding & Furniture [HK] Limited) (90%)

     Engages in the business of licensing Simmons related trademarks and technology in Asia Pacific countries other than those covered by Simmons Co., Limited.

29. SIMMONS (SOUTHEAST ASIA) PRIVATE LIMITED (Incorporated in Singapore) (Owned by Simmons Asia Limited) (100%)

     Carries out manufacturing and distribution activities of the bedding products, furniture and accessories in Singapore.

30. SIMMONS CO., LIMITED (Incorporated in Japan) (Owned by SJ Bedding B.V.) (66.24%)

     A holding company for Simmons Bedding and Furniture (HK) Limited.

31. PRUDENTIAL ASSET MANAGEMENT COMPANY SECURITIES CORPORATION (Incorporated in Delaware) (Owned by The Prudential Asset Management Company, Inc.) (100%)

     Markets to institutional clients investment products developed by other Prudential affiliates that must be sold by an SEC registered broker-dealer with a membership in the NASD.

32. PRUDENTIAL TIMBER INVESTMENTS, INC. (Incorporated in New Jersey) (100% of common stock owned by The Prudential Asset Management Company, Inc.) (100% of preferred stock owned by The Prudential Insurance Company of America.)

     Provides timber investment management services to institutional clients. Acquires and manages commercial timber properties with the goal of generating competitive returns.

33. THE PRUDENTIAL INVESTMENT ADVISORY COMPANY, LTD. (Incorporated in Japan) (100%)

     Provides investment management services to Japanese institutional investors and for Prudential's General Account with respect to Japanese and global securities.

34.  THE PRUDENTIAL PROPERTY COMPANY, INC. (Incorporated in New Jersey) (100%)

     Inactive.

35.  THE PRUDENTIAL REALTY ADVISORS, INC. (Incorporated in New Jersey) (100%)

     Provides advice and administrative services to others with respect to the ownership, sale, and management of real property.

36.  TRGOAG COMPANY, INC. (Incorporated in Delaware) (100%)

     Organized to own interests in oil and gas properties.

Item 31. NUMBER OF CONTRACTOWNERS


As of February 28, 1997, the number of contractowners of qualified contracts offered by Registrant was 666. and the number of contractowners of non-qualifed contracts offered by Registrant was _.


Item 32. INDEMNIFICATION

The Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance Program, purchased by The Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of The Prudential, any of its subsidiaries, or certain investment companies affiliated with The Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the Program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey Law permitting or requiring indemnification, New Jersey being the state of organization of The Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of The Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 8(ii) to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Prudential does have other business of a substantial nature besides activities relating to the assets of the registrant. Prudential is involved in insurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation (PIC) is an investment unit of Prudential and is actively engaged in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.

The business and other connections, including principal business address, of Prudential's Directors are listed under "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).

Item 34. PRINCIPAL UNDERWRITER

(a) PIMS, a direct wholly-owned subsidiary of Prudential acts as the principal underwriter and Prudential acts as the investment adviser for The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and for the Registrant, all registered as open-end management investment companies under the Investment Company Act of 1940.

(b)        (1)                        (2)                   (3)
     Name and Principal      Position and Offices   Positions and Offices
     Business Address        with Underwriter       with Registrant
     ---------------------   ---------------------  ---------------------

     Mark R. Fetting         Chairman, President,   Chairman, The Prudential
     751 Broad Street        Director               Variable Contract Account-2
     Newark, NJ 07102-3777                          Committee

     Nancy Lindgren          Vice President,        None
                             Comptroller, Director

     Robert E. Lee           Vice President         None

     C. Edward Chaplin       Treasurer              None

     Thomas A. Early         Vice President,        Secretary
                             Secretary

     Walter E. Watkins, Jr.  Vice President         None

     Michael G. Williamson   Assistant Comptroller  Assistant Secretary, The
                                                    Prudential Variable Contract
                                                    Account-2 Committee

     Jeffrey Hiller          Assistant Secretary    None

(c) Reference is made to the Section entitled "Description of The Prudential and VCA-2" on page 7 of the prospectus and "Charges" on page 9 of the prospectus (Part A of this Registration Statement) and "Investment Management and Administration of VCA-2" on page 2 of the Statement of Additional Information (Part B of this Registration Statement).

Item 35. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

         The Prudential Insurance Company of America and The Prudential Investment Corporation
         Prudential Plaza
         Newark, New Jersey  07102-3777

         The Prudential Insurance Company of America and The Prudential Investment Corporation
         Gateway Three Building and Gateway Four Building
         100 Mulberry Street
         Newark, New Jersey 07102

         The Prudential Insurance Company of America
         and The Prudential Investment Corporation
         56 North Livingston Avenue
         Roseland, New Jersey  07068

         The Prudential Insurance Company of America
         c/o The Prudential Asset Management Company, Inc.
         71 Hanover Road
         Florham Park, New Jersey  07932

         The Prudential Insurance Company of America
         c/o The Prudential Asset Management Company, Inc.
         30 Scranton Office Park
         Moosic, Pennsylvania  18507-1789

         Investors Fiduciary Trust Company
         127 West 10th Street
         Kansas City, Missouri 64105


Item 36. MANAGEMENT SERVICES

         Not Applicable

Item 37. UNDERTAKINGS


The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted;
(2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

                      REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) - (d) of the Rule.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the ____ day of _____, 1997.



                                      THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2


                                      By: /s/ MENDEL A. MELZER
                                          --------------------------------
                                              Mendel A. Melzer
                                              Chairman

                                   SIGNATURES

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                Title                       Date
---------                                -----                       ----

*MENDEL A. MELZER             Member and Chairman, The     )
------------------------      Prudential Variable Contract )   February 28, 1997
 Mendel A. Melzer             Account-2 Committee          )
                                                           )
                                                           )
*SAUL K. FENSTER              Member, The Prudential       )
------------------------      Variable Contract Account-2  )
 Saul K. Fenster              Committee                    )
                                                           )
                                                           )
*W. SCOTT McDONALD, JR.       Member, The Prudential       )
------------------------      Variable Contract Account-2  )
 W. Scott McDonald, Jr.       Committee                    )
                                                           )
                                                           )
*JONATHAN GREENE              Member, The Prudential       )
------------------------      Variable Contract Account-2  )
 Jonathan Greene              Committee                    )
                                                           )
                                                           )
*JOSEPH WEBER                 Member, The Prudential       )
------------------------      Variable Contract Account-2  )
 Joseph Weber                 Committee                    )




                                           *By: /s/ C. CHRISTOPHER SPRAGUE
                                                --------------------------------
                                                    C. Christopher Sprague
                                                    (Attorney-in-Fact)

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the ____ day of _____, 1997.




                                     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By: /s/ MENDEL A. MELZER
                                         ---------------------------------
                                             Mendel A. Melzer
                                             Vice President


     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the date indicated.


Signature                               Title                         Date
---------                               -----                         ----


*ARTHUR F. RYAN               Chairman of the Board,  )
------------------------      Chief Executive Officer )       February 28, 1997
 Arthur F. Ryan               and President           )






                                           *By: /s/ C. CHRISTOPHER SPRAGUE
                                                --------------------------------
                                                    C. Christopher Sprague
                                                    (Attorney-in-Fact)

Signature                               Title                         Date
---------                               -----                         ----

*MARK B. GRIER                Senior Vice President       )
------------------------      and Comptroller and         )    February 28, 1997
 Mark B. Grier                Principal Financial Officer )
                                                          )
                                                          )
*FRANKLIN E. AGNEW                                        )
------------------------      Director                    )
 Franklin E. Agnew                                        )
                                                          )
                                                          )
*FREDERIC K. BECKER                                       )
------------------------      Director                    )
 Frederic K. Becker                                       )
                                                          )
                                                          )
*WILLIAM W. BOESCHENSTEIN                                 )
------------------------      Director                    )
 William W. Boeschenstein                                 )
                                                          )
                                                          )
*LISLE C. CARTER, JR.                                     )
------------------------      Director                    )
 Lisle C. Carter, Jr.                                     )
                                                          )
                                                          )
*JAMES G. CULLEN                                          )
------------------------      Director                    )
 James G. Cullen                                          )
                                                          )
                                                          )
*CAROLYNE K. DAVIS                                        )
------------------------      Director                    )
 Carolyne K. Davis                                        )
                                                          )
                                                          )
*ROGER A. ENRICO                                          )
------------------------      Director                    )
 Roger A. Enrico                                          )
                                                          )
                                                          )
*ALLAN D. GILMOUR                                         )
------------------------      Director                    )
 Allan D. Gilmour                                         )
                                                          )
                                                          )
*WILLIAM H. GRAY, III                                     )
------------------------      Director                    )
 William H. Gray, III                                     )
                                                          )
                                                          )
*JON F. HANSON                                            )
------------------------      Director                    )
 Jon F. Hanson                                            )



                                           *By: /s/ C. CHRISTOPHER SPRAGUE
                                                --------------------------------
                                                    C. Christopher Sprague
                                                    (Attorney-in-Fact)

Signature                               Title                         Date
---------                               -----                         ----

*CONSTANCE J. HORNER                                      )
------------------------      Director                    )    February 28, 1997
 Constance J. Horner                                      )
                                                          )
                                                          )
*ALLEN F. JACOBSON                                        )
------------------------      Director                    )
 Allen F. Jacobson                                        )
                                                          )
                                                          )
*BURTON G. MALKIEL                                        )
------------------------      Director                    )
 Burton G. Malkiel                                        )
                                                          )
                                                          )
*CHARLES R. SITTER                                        )
------------------------      Director                    )
 Charles R. Sitter                                        )
                                                          )
                                                          )
*DONALD L. STAHELI                                        )
------------------------      Director                    )
 Donald L. Staheli                                        )
                                                          )
                                                          )
*RICHARD M. THOMSON                                       )
------------------------      Director                    )
 Richard M. Thomson                                       )
                                                          )
                                                          )
*P. ROY VAGELOS, M.D.                                     )
------------------------      Director                    )
 P. Roy Vagelos, M.D.                                     )
                                                          )
                                                          )
*STANLEY C. VAN NESS                                      )
------------------------      Director                    )
 Stanley C. Van Ness                                      )
                                                          )
                                                          )
*PAUL A. VOLCKER                                          )
------------------------      Director                    )
 Paul A. Volcker                                          )
                                                          )
                                                          )
*JOSEPH H. WILLIAMS                                       )
------------------------      Director                    )
 Joseph H. Williams                                       )



                                           *By: /s/ C. CHRISTOPHER SPRAGUE
                                                --------------------------------
                                                    C. Christopher Sprague
                                                    (Attorney-in-Fact)

                                  EXHIBIT INDEX





         (b)   Exhibits
               (1)  Resolution of the Board of Directors        Incorporated by reference to
                    of The Prudential Insurance                 Exhibit 1 to this Registrant's Form
                    Company of America establishing             N-8B-1 Registration Statement, File
                    The Prudential Variable Contract            No.811-1612
                    Account-2                                   (To be filed via EDGAR)



               (2)  Rules and Regulations of The                Incorporated by reference to
                    Prudential Variable Contract                Exhibit (2) to Post-Effective
                    Account-2                                   Amendment No. 41 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (3) (i) Custodian Agreement with                 Incorporated by reference to
                   Morgan Guaranty Trust Company                Exhibit (8)(i) to Post-Effective
                   of New York                                  Amendment No. 25 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (ii) Custodian Agreement with                Incorporated by reference to
                   Manufacturers Hanover Trust                  Exhibit (8) (ii) to Post-Effective
                   Company                                      Amendment No. 25 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (4) (i) Agreement for Investment                 Incorporated by reference to
                   Management Services between                  Exhibit 5 to Registrant's
                   Prudential and The Prudential                Form N-8B-1 Registration Statement,
                   Variable Contract Account-2                  File No. 811-1612
                                                                (To be filed via EDGAR)

                   (ii) Amendment No. 1 to Agreement             Incorporated by reference to
                   for Investment Management Services           Exhibit 1 (5)(b) to Post-Effective
                   between Prudential and The                   Amendment No. 8 to this
                   Prudential Variable Contract                 Registration Statement
                   Account-2                                    (To be filed via EDGAR)



               (5) (i) Agreement Relating to the Sale           Incorporated by reference to
                   of Group Variable Annuity Contracts          Exhibit 6 to this Registrant's
                   between Prudential and The                   Form N-8B-1 Registration Statement,
                   Prudential Variable Contract                 File No.811-1612
                   Account-2                                    (To be filed via EDGAR)

                   (ii) Amendment to Agreement                  Incorporated by reference to
                   Relating to the Sale of Group                Exhibit 6(ii) to Post-Effective
                   Variable Annuity Contracts between           Amendment No.  25 to this
                   Prudential and The Prudential                Registration Statement
                   Variable Contract Account-2                  (To be filed via EDGAR)

                   (iii) Dealer Agreement between               Incorporated by reference to
                   Prudential, The Prudential Variable          Exhibit 6(iii) to Post-Effective
                   Contract Account-2 and Prudential-           Amendment No. 34 to this
                   Bache Securities Inc.                        Registration Statement
                                                                (To be filed via EDGAR)

                   (iv) Agreement for the Sale of VCA-2         Incorporate by reference to
                   Contracts between Prudential, The            Exhibit 5(iv) to Post-Effective
                   Prudential Variable Contract                 Amendment No. 46 to this
                   Account-2 and Prudential Retirement          Registration Statement
                   Services, Inc.                               (To be filed via EDGAR)

               (6) (i) Specimen copy of group variable          Incorporated by reference to
                   annuity contract Form GVA-120, with          Exhibit (4) to Post-Effective
                   State modifications                          Amendment No. 32 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (ii) Specimen copy of Group Annuity          Incorporated by reference to
                   Amendment Form GAA-7764 for                  Exhibit (6)(ii) to Post-Effective
                   tax-deferred annuities                       Amendment No 42 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (iii) Specimen copy of Group                 Incorporated by reference to
                   Annuity Amendment Form GAA-7852              Exhibit (6)(iii) to Post-Effective
                   for tax-deferred annuities                   Amendment No. 45 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (7) Application form                             Incorporated by reference to
                                                                Exhibit (4) of Post-Effective
                                                                Amendment No. 32 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

               (8) (i) Amended Charter of Prudential            Incorporated by reference to
                   and the Adoption and Ratification of         Exhibit (8)(i) to Post-Effective
                   a New Amended charter of such                Amendment No. 27 to the
                   Corporation                                  Registration Statement of The
                                                                Prudential Variable Contract
                                                                Account-10, Registration
                                                                No.2-76580, filed April  , 1996




                   (ii) Copy of the By-Laws of                  Incorporated by reference to
                   Prudential, as amended                       Exhibit 99.2 to Post-Effective
                   August 8, 1995                               Amendment No. 27 to the Registration
                                                                Statement of The Prudential Variable
                                                                Contract Account-10, Registration
                                                                No. 2-76580, filed April   , 1996

              (11) (i) Service Agreement between                Incorporated by reference to
                   Prudential and The Prudential                Exhibit (10)(i) to Post-Effective
                   Investment Corporation                       Amendment No. 34 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

                   (ii) Service Agreement between               Incorporated by reference to
                   Prudential and The Prudential Asset          Exhibit (10)(ii) to Post-Effective
                   Management Company, Inc.                     Amendment No. 34 to this
                                                                Registration Statement
                                                                (To be filed via EDGAR)

              (13) (i) Consent of independent auditors          Filed with this Amendment
                   (ii) Powers of Attorney
                   (a) Members of the Registrant's              Incorporated by reference to
                   Committee Messrs. Fenster, Fetting,          Exhibit 13(ii)(a) to Post-Effective
                   Weber and Scott                              Amendment No. 26 to the
                                                                Registration Statement of The
                                                                Prudential Variable Contract
                                                                Account-10, Registration
                                                                No. 2-76580, filed April 28, 1995

                   Mr. McDonald                                 Incorporated by reference to Exhibit
                                                                13(ii)(a) to Post-Effective
                                                                Amendment No. 26 to the
                                                                Registration Statement of The
                                                                Prudential Variable Contract
                                                                Account-11, Registration No. 2-
                                                                76581, filed April 28 ,1995

                   (b) Directors and Officers                   Incorporated by reference to Post-
                   of  Prudential                               Effective Amendment No.15 to the
                                                                Registration Statement of The
                   F. Agnew, F Becker,                          Prudential Variable Appreciable
                   W. Boeschenstein,                            Account, Registration No 33-20000,
                   L. Carter, J. Cullen,                        filed May 1,1995
                   C. Davis, R. Enrico,
                   A. Gilmour, W. Gray,
                   J. Hanson, C. Horner,
                   A. Jacobson, G. Keith,
                   B. Malkiel, A. Ryan, C. Sitter,
                   D. Staheli, R. Thomson
                   R. Vagelos, S. Van Ness
                   P. Volcker, J. Williams
                   M. Grier                                     Incorporated by reference to the
                                                                Registration Statement of The
                                                                Prudential Variable Appreciable
                                                                Account, Registration No. 33-61079,
                                                                filed July 17, 1995

                   J. Unruh                                     To be filed

              (17) Financial Data Schedule                      Incorporated by reference to Form
                                                                N-SAR of The Prudential Variable
                                                                Contract Account-2, filed February
                                                                29, 1996